EXHIBIT 99.5

                                  $866,771,000
                                 Approximate(1)
                                 GSAMP 2004-HE2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


 Overview of the Offered Certificates
 ------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Approximate
                  Initial                                                    Initial                      Principal
                 Principal    Certificate                        Credit   Pass-Through     Average         Payment      S&P/ Moody's
Certificates    Balance (1)       Type      Credit Support       Support    Rate (3)     Life (yrs)(4)   Window (4)(5)    Ratings
------------------------------------------------------------------------------------------------------------------------------------
A-1             $285,467,000       Sr         Group I (2)        20.90%    LIBOR +[%]       2.36        08/04 - 09/11     AAA/AAA

A-2             $236,934,000       Sr         Group II (2)       20.90%    LIBOR +[%]       2.29        08/04 - 09/11     AAA/AAA

A-3             $195,146,000       Sr        Group III (2)       20.90%    LIBOR +[%]       2.37        08/04 - 09/11     AAA/AAA

M-1              $58,510,000      Mez     Groups I, II and III   14.45%    LIBOR +[%]       4.94        12/07 - 09/11     AA/Aa2

M-2              $31,750,000      Mez     Groups I, II and III   10.95%    LIBOR +[%]       4.87        11/07 - 09/11     AA-/A1

M-3              $13,607,000      Mez     Groups I, II and III    9.45%    LIBOR +[%]       4.84        10/07 - 09/11      A/A2

M-4              $13,607,000      Mez     Groups I, II and III    7.95%    LIBOR +[%]       4.83        10/07 - 09/11      A-/A3

B-1              $13,607,000      Sub     Groups I, II and III    6.45%    LIBOR +[%]       4.82        09/07 - 09/11    BBB+/Baa1

B-2               $9,072,000      Sub     Groups I, II and III    5.45%    LIBOR +[%]       4.81        09/07 - 09/11    BBB/Baa2

B-3               $9,071,000      Sub     Groups I, II and III    4.45%    LIBOR +[%]       4.81        09/07 - 09/11   BBB-/ Baa3

Total           $866,771,000
------------------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates
------------------------

------------------------------------------------------------------------------------------------------------------------------------
B-4             $20,411,000       Sub             N/A             2.20%       5.00%         N/A              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(2) The Class A-1, Class A-2 and Class A-3 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Certificates in one certificate group may receive principal from another collateral group.

(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in September 2034.

 Selected Mortgage Pool Data (6)
 ---------------------------

------------------------------------------------------------------------------------------------------------
                                                       Group I                         Group II
                                           -----------------------------------------------------------------
                                             Adjustable                      Adjustable
                                                Rate         Fixed Rate         Rate        Fixed Rate
------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                $238,755,731    $122,138,709    $237,347,511    $62,190,189

Number of Mortgage Loans:                          1,461             778           1,522            495

Avg. Scheduled Principal Balance:               $163,419        $156,991        $155,944       $125,637

Wtd. Avg. Gross Coupon:                            7.152%          6.649%          7.228%         7.053%

Wtd. Avg. Net Coupon(7):                           6.649%          6.206%          6.725%         6.550%

Wtd. Avg. Original FICO Score:                       621             626             627            647

Wtd. Avg. Combined Original LTV Ratio(8):             91%             82%             84%            80%

Wtd. Avg. Std. Remaining Term (Mo.):                 357             348             358            345

Wtd. Avg. Seasoning (Mo.):                             2               2               2              2

Wtd. Avg. Months to Roll(9):                          25             N/A              30            N/A

Wtd. Avg. Gross Margin(9):                          5.52%            N/A            6.75%           N/A

Wtd. Avg. Initial Rate Cap(9):                      2.00%            N/A            2.85%           N/A

Wtd. Avg. Periodic Rate Cap(9):                     1.00%            N/A            1.00%           N/A

Wtd. Avg. Gross Max. Lifetime Rate(9):             13.15%            N/A           14.09%           N/A
------------------------------------------------------------------------------------------------------------

                                            ---------------------------
                                                     Group III
                                            ---------------------------
                                             Adjustable
                                                Rate        Fixed Rate      Aggregate
---------------------------------------------------------------------------------------
Scheduled Principal Balance:                $164,904,369    $81,802,700    $907,139,209

Number of Mortgage Loans:                            717            464           5,437

Avg. Scheduled Principal Balance:               $229,992       $176,299        $166,846

Wtd. Avg. Gross Coupon:                            7.265%         6.662%          7.082%

Wtd. Avg. Net Coupon(7):                           6.762%         6.159%          6.579%

Wtd. Avg. Original FICO Score:                       625            654             629

Wtd. Avg. Combined Original LTV Ratio(8):             87%            80%             85%

Wtd. Avg. Std. Remaining Term (Mo.):                 358            347             355

Wtd. Avg. Seasoning (Mo.):                             2              2               2

Wtd. Avg. Months to Roll(9):                          27            N/A              27

Wtd. Avg. Gross Margin(9):                          6.24%           N/A            6.16%

Wtd. Avg. Initial Rate Cap(9):                      2.38%           N/A            2.41%

Wtd. Avg. Periodic Rate Cap(9):                     1.00%           N/A            1.00%

Wtd. Avg. Gross Max. Lifetime Rate(9):             13.65%           N/A           13.63%
----------------------------------------------------------------------------------------

(6) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Cut-off Date.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(8) Calculated using LTV with respect to first lien loans and combined LTV with respect to second lien loans.

(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from Ameriquest Mortgage Company and Olympus Mortgage Company, (together, "Argent") and First NLC Financial Services, LLC ("First NLC").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.20% and excess spread.

o The Argent mortgage loans will be serviced by Countrywide Home Loans Servicing, LP ("Countrywide"). The First NLC mortgage loans will be serviced by Chase Manhattan Mortgage Corporation ("Chase") and Ocwen Federal Bank FSB ("Ocwen").

o All amounts and percentages herein related to the Mortgage Loans are as of the Cut-Off Date.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GS04HE2" and on Bloomberg as "GSAMP 04 HE2".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

o This transaction will contain a one-month LIBOR interest rate cap agreement (the "Basis Risk Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class A, M and B Certificates in the manner described herein. The Basis Risk Interest Rate Cap will have an initial notional amount of $285,467,000 and a term of 35 months. (See Appendix A for Basis Risk Interest Rate Cap details). It will also contain a one-month LIBOR interest rate cap agreement (the "Class B Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class B-1, B-2, and B-3 Certificates in the manner described herein. The Class B Interest Rate Cap will have an initial notional amount of $31,750,000 and a term of 52 months. (See Appendix B for Class B Interest Rate Cap details).

Selected Mortgage Pool Data by Originator (1)
-----------------------------------------

        -------------------------------------------------------------------------------------------------
                                                                    Argent               First NLC
        -------------------------------------------------------------------------------------------------
          Scheduled Principal Balance:                                $586,899,467          $320,239,742
          Number of Mortgage Loans:                                          3,221                 2,216
          Average Scheduled Principal Balance:                            $182,210              $144,513
          % of Total Pool Scheduled Principal Balance:                       64.7%                 35.3%
          Weighted Average Gross Coupon:                                    6.873%                7.464%
          Weighted Average FICO Score:                                         629                   628
          % First Lien Loans:                                                 100%                 96.3%
          Weighted Average Combined Original LTV Ratio(2):                      87                    82
          Weighted Average Stated Remaining Term (months):                     354                   355
          Weighted Average Seasoning (months):                                   2                     2
          % Full Doc Loans:                                                 61.90%                54.59%
          % Purchase Loans:                                                 30.30%                51.83%
          % Primary Occupancy Loans:                                        88.91%                96.79%
          % Single Family Loans:                                            74.75%                84.35%
          State with highest representation:                          CA    29.70%           CA   29.78%
          % Adjustable Rate Loans:                                          63.73%                83.35%
          % Fixed Rate Loans:                                               36.26%                16.65%
        -------------------------------------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Closing Date:                    July 30, 2004

Cut-off Date:                             July 1, 2004

Expected Pricing Date:                    On or before July 23, 2004

First Distribution Date:                  August 25, 2004


Key Terms
---------

Offered Certificates:                     Class A-1, A-2, A-3, M-1, M-2, M-3,
                                          M-4, B-1, B-2, and B-3 Certificates

Fixed Rate Certificates:                  Class B-4 Certificates

Certificates:                             Offered and Fixed Rate Certificates

Class A Certificates:                     Class A-1, A-2 and A-3 Certificates

Class M Certificates:                     Class M-1, M-2, M-3, and M-4
                                          Certificates

Class B Certificates:                     Class B-1, B-2, B-3 and B-4
                                          Certificates

Depositor:                                GS Mortgage Securities Corp.

Manager:                                  Goldman Sachs & Co.

Servicers:                                Upon completion of servicing
                                          transfers, (scheduled to occur by
                                          August 3, 2004), Countrywide Home
                                          Loans Servicing, LP, Chase Manhattan
                                          Mortgage Corporation and Ocwen Federal
                                          Bank FSB

Trustee:                                  Deutsche Bank National Trust Company

Servicing Fee Rate:                       50 bps

Trustee Fee Rate:                         0.29 bps

Expense Fee Rate:                         No more than 51 bps

Distribution Date :                       25th day of the month or the following
                                          Business Day

Mortgage Loans:                           The trust will consist of three groups
                                          of subprime, fixed and adjustable
                                          rate, first and second lien
                                          residential mortgage loans

Group I Mortgage Loans:                   Approximately $ 360,894,441 of
                                          Mortgage Loans with original principal
                                          balances that conform to the original
                                          principal balance limits for one- to
                                          four-family residential mortgage loan
                                          guidelines set by both Fannie Mae or
                                          Freddie Mac

Group II Mortgage Loans:                  Approximately $299,537,700 of Mortgage
                                          Loans with original principal balances
                                          that conform to the original principal
                                          balance limits for one- to four-family
                                          residential mortgage loan guidelines
                                          set by both Fannie Mae or Freddie Mac

Group III Mortgage Loans:                 Approximately $ 246,707,069 of
                                          Mortgage Loans with original principal
                                          balances that may or may not conform
                                          to the original principal balance
                                          limits for one- to four-family
                                          residential mortgage loan guidelines
                                          set by both Fannie Mae and Freddie Mac

Certificate Insurer:                      To be determined. The Certificate
                                          Insurer will issue a financial
                                          guarantee policy for the benefit of
                                          the Class A-1A Certificates only (the
                                          "Certificate Insurance Policy"). The
                                          Certificate Insurer will have certain
                                          rights with respect to the transaction
                                          as specified in the Pooling and
                                          Servicing Agreement.

Record Date:                              For any Distribution Date, the last
                                          Business Day of the accrual period

Delay Days:                               0 day delay on the Offered
                                          Certificates. 24 day delay on the
                                          Fixed Rate Certificates



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Day Count:                                Actual/360 basis for the Offered
                                          Certificates. 30/360 basis for the
                                          Fixed Rate Certificates

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs

Interest Accrual Period:                  For the Offered Certificates from the
                                          prior Distribution Date to the day
                                          prior to the current Distribution
                                          Date, except for the initial accrual
                                          period for which interest will accrue
                                          from the Closing Date. For the Fixed
                                          Rate Certificates from and including
                                          the first day of the month prior to
                                          month in which the current
                                          Distribution Date occurs to and
                                          including the last day of such month

Pricing Prepayment
Assumption:                               Adjustable rate mortgage loans: 28%
                                          CPR Fixed rate mortgage loans: CPR
                                          starting at 10% CPR in month 1 and
                                          increasing to 25% CPR in month 12 (an
                                          approximate 1.364% increase per
                                          month), and remaining at 25% CPR
                                          thereafter

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the Certificates, resulting in excess
                                          cash flow calculated in the following
                                          manner:

                                          Initial Gross WAC:                                        7.0819%

                                          Less Expense Fee Rate:                                    0.5029%

                                          Net WAC:                                                  6.5790%

                                          Less Initial Wtd. Avg. Certificate Coupon (Approx.)(1):   1.9595%
                                          ----------------------------------------------------------------
                                          Initial Excess Spread:                                    4.6195%

                                          (1)   Assumes 1-month LIBOR equal to
                                                1.42% and a 30-day first month.
                                                Certificate Coupon is adjusted
                                                to account for initial
                                                overcollateralization.

Servicer Advancing:                       Yes as to principal and interest,
                                          subject to recoverability

Interest Rate Cap Provider:               Goldman Sachs Capital Markets LP. The
                                          short-term unsecured debt obligations
                                          of the guarantor of the cap provider,
                                          The Goldman Sachs Group, Inc., are
                                          rated P-1 by Moody's Investors Service
                                          Inc., A-1 by Standard & Poor's Ratings
                                          Group and F1+ by Fitch Ratings. The
                                          long-term unsecured debt obligations
                                          of the guarantor are rated Aa3 by
                                          Moody's, A+ by S&P and AA- by Fitch

Compensating Interest:                    Ocwen will pay compensating interest
                                          up to the lesser of (A) the aggregate
                                          of the prepayment interest shortfalls
                                          on the Mortgage Loans resulting from
                                          voluntary principal prepayments on the
                                          Mortgage Loans during the month prior
                                          to the month in which the related
                                          Distribution Date occurs and (B) (i)
                                          15 bps per annum on the aggregate
                                          principal balance of the mortgage
                                          loans serviced at the beginning of the
                                          related Due Period for months 1 to 24
                                          and (ii) 50 bps per annum on the
                                          aggregate principal balance of the
                                          mortgage loans at the beginning of
                                          each related Due Period thereafter.

                                          Chase shall provide compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans resulting from voluntary
                                          principal prepayments on the Mortgage
                                          Loans during the month prior to the
                                          month in which the related
                                          Distribution Date occurs and (B) the
                                          aggregate Servicing Fee received by
                                          such Servicer for that Distribution
                                          Date. Chase will not pay compensating
                                          interest for first distribution date.

                                          Countrywide shall provide compensating
                                          interest equal to the lesser of (A)
                                          the aggregate of the prepayment
                                          interest shortfalls on the Mortgage
                                          Loans resulting from voluntary
                                          principal prepayments on the Mortgage
                                          Loans during the month prior to the



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          month in which the related
                                          Distribution Date occurs and (B) the
                                          aggregate Servicing Fee received by
                                          such Servicer for that Distribution
                                          Date. Countrywide will not pay
                                          compensating interest for first
                                          distribution date.

Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call

Rating Agencies:                          Standard & Poor's Ratings Group and
                                          Moody's Investor Services will each
                                          rate all of the Offered Certificates.

Minimum Denomination:                     $50,000 with regard to each of the
                                          Offered Certificates

Legal Investment:                         It is anticipated that the Offered
                                          Certificates will not be SMMEA
                                          eligible

ERISA Eligible:                           Underwriter's exemption is expected to
                                          apply to all Offered Certificates.
                                          However, prospective purchasers should
                                          consult their own counsel

Tax Treatment:                            All Offered Certificates represent
                                          REMIC regular interests and, to a
                                          limited extent, interests in certain
                                          basis risk interest carryover payments
                                          pursuant to the payment priorities in
                                          the transaction, which interest in
                                          certain basis risk interest carryover
                                          payments will be treated for tax
                                          purposes as an interest rate cap
                                          contract

Prospectus:                               The Offered Certificates will be
                                          offered pursuant to a prospectus
                                          supplemented by a prospectus
                                          supplement (together, the
                                          "Prospectus"). Complete information
                                          with respect to the Offered
                                          Certificates and the collateral
                                          securing them will be contained in the
                                          Prospectus. The information herein is
                                          qualified in its entirety by the
                                          information appearing in the
                                          Prospectus. To the extent that the
                                          information herein is inconsistent
                                          with the Prospectus, the Prospectus
                                          shall govern in all respects. Sales of
                                          the Offered Certificates may not be
                                          consummated unless the purchaser has
                                          received the Prospectus

                                          PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS FOR A DESCRIPTION OF
                                          INFORMATION THAT SHOULD BE CONSIDERED
                                          IN CONNECTION WITH AN INVESTMENT IN
                                          THE OFFERED CERTIFICATES



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions
---------------------------------------------------

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the lesser of the WAC Cap and the applicable loan group cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class of Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Certificates attributable to the WAC Cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions
-----------

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.20% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in August 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.80%.

------------------------------------------------------------------------------------------------------------------
        Class                    Initial Subordination Percentage                      Step-Down Date Percentage
------------------------------------------------------------------------------------------------------------------
          A                                   20.90%                                            41.80%
------------------------------------------------------------------------------------------------------------------
         M-1                                  14.45%                                            28.90%
------------------------------------------------------------------------------------------------------------------
         M-2                                  10.95%                                            21.90%
------------------------------------------------------------------------------------------------------------------
         M-3                                   9.45%                                            18.90%
------------------------------------------------------------------------------------------------------------------
         M-4                                   7.95%                                            15.90%
------------------------------------------------------------------------------------------------------------------
         B-1                                   6.45%                                            12.90%
------------------------------------------------------------------------------------------------------------------
         B-2                                   5.45%                                            10.90%
------------------------------------------------------------------------------------------------------------------
         B-3                                   4.45%                                             8.90%
------------------------------------------------------------------------------------------------------------------
         B-4                                   2.20%                                             4.40%
------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 38% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------
         Distribution Date                                Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------
      August 2007 - July 2008          2.750% for the first month, plus an additional 1/12th of 1.750% for each month thereafter
------------------------------------------------------------------------------------------------------------------
      August 2008 - July 2009          4.500% for the first month, plus an additional 1/12th of 1.250% for each month thereafter
------------------------------------------------------------------------------------------------------------------
      August 2009 - July 2010          5.750% for the first month, plus an additional 1/12th of 0.750% for each month thereafter
------------------------------------------------------------------------------------------------------------------
     August 2010 and thereafter                                          6.500%
------------------------------------------------------------------------------------------------------------------

Step-up Coupons. For all Offered Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates and Class B Certificates, except the Fixed Rate Certificates, will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group III Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) 5.00% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Fate (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Fate (calculated on an actual/360 day count basis).

Loan Group III Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group III Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Fate (calculated on an actual/360 day count basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through-Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-1 Pass-Through-Rate (without regard to the Loan Group I or WAC Cap).

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-2 Pass-Through-Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-3 Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap; (ii) any Class A-3 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class A-3 Pass-Through-Rate (without regard to the Loan Group III Cap or WAC Cap).

Class M-1, M-2, M-3, M-4, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through-Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through-Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Offered Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less Expense Fee Rate.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate) and available during the related Due Period, over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Group III Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1, the Class A-2 and the Class A-3 Certificates based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other classes of Class A Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, M-4, B-1, B-2, B-3 and B-4 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Certificates are required to be allocated pro rata to each class of Class A Certificates, based on their respective Certificate Principal Balances.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date, and (ii) in the case of the Class A-3 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group III Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 58.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.10% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (H) the Certificate



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date) and (I) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Distributions
-------------

Interest Distributions on the Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated sequentially as follows:

(a) concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates, and (3) from Interest Remittance Amounts related to the Group III Mortgage Loans, to the Class A-3 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-3 Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1), (2) or
      (3) above, any Interest Remittance Amount relating to the other groups of Mortgage Loans remaining after making the related payments set forth in clause (1), (2) or (3) above will be available to cover that shortfall;

(b) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(c) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (x) prior to the Step-down Date or (y) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated sequentially as follows:

(a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(c) to the Class A-3 Certificates, the Group III Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, and

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed sequentially in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (x) on or after the Stepdown Date and (y) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) to the Class A-3 Certificates, the lesser of the Group III Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-3 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(d) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the applicable Class M Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero, and

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the applicable Class B Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid sequentially as follows:

(a) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(b) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(c) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates and any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, pro rata by Certificate Principal Balance,

(d) sequentially to the Class M-1, M-2, M-3, M-4, B-1, B-2, B-3 and B-4, Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts,

(e) also, from any available Basis Risk Interest Rate Cap payments, sequentially, in ascending numerical order, to the Class A, Class M and Class B Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts, and



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(f) also, from any available Class B Interest Rate Cap payments, to the Class B-1, B-2 and B-3 Certificates, pro rata by Certificate Principal Balance, in each case, up to their respective remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii), sequentially, to the Class B-4, B-3, B-2, B-1, M-4, M-3, M-2 and M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

Product          No Penalty    0-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
-------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
2 Year ARM       $61,380,426   $17,317,238   $226,503,332    $57,528,018             $0             $0   $362,729,015
2 Year ARM IO      1,938,934     1,550,294     15,538,454        326,400              0              0     19,354,083
3 Year ARM        71,475,138     7,672,094      4,621,214    134,013,047              0              0    217,781,494
3 Year ARM IO        187,600       953,600      1,064,250     38,937,570              0              0     41,143,020
Fixed Rate        27,050,202    24,959,550      8,024,913    205,768,423              0        328,510    266,131,598
-------------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
TOTAL           $162,032,300   $52,452,777   $255,752,163   $436,573,458             $0       $328,510   $907,139,209
=============   ============   ===========   ============   ============   ============   ============   ============


Product             No Penalty    0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
-----------------   ----------    -----------    ------------    ------------    ------------    ------------
2 Year ARM                6.77%          1.91%          24.97%           6.34%           0.00%           0.00%
2 Year ARM IO             0.21           0.17            1.71            0.04            0.00            0.00
3 Year ARM                7.88           0.85            0.51           14.77            0.00            0.00
3 Year ARM IO             0.02           0.11            0.12            4.29            0.00            0.00
Fixed Rate                2.98           2.75            0.88           22.68            0.00            0.04
-----------------   ----------    -----------    ------------    ------------    ------------    ------------
TOTAL                    17.86%          5.78%          28.19%          48.13%           0.00%           0.04%
=================   ==========    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-Off Date unless otherwise noted.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Mezzanine and Subordinate Certificates
------------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on July 19, 2004) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par, Class B-3 priced at 97.8831%

----------------------------------------------------------------------------------------------------------------------------
                                                 First Dollar of Loss          LIBOR Flat                 0% Return
----------------------------------------------------------------------------------------------------------------------------
   Class M-1        CDR                                           27.54                     27.86                     29.85
                    Yield                                        4.3133                    3.6722                    0.0123
                    WAL                                            3.82                      3.82                      3.61
                    Modified Duration                              3.54                      3.55                      3.46
                    Principal Window                      May08 - May08             May08 - May08             Mar08 - Mar08
                    Principal Writedown                4,138.98 (0.01%)      1,550,603.32 (2.65%)     9,084,292.31 (15.53%)
                    Total Collat Loss           163,982,583.53 (18.08%)   165,403,207.96 (18.23%)   171,639,288.72 (18.92%)
----------------------------------------------------------------------------------------------------------------------------
   Class M-2        CDR                                           20.55                     20.84                     21.84
                    Yield                                        4.9168                    3.8415                    0.0230
                    WAL                                            4.40                      4.40                      4.24
                    Modified Duration                              3.98                      3.99                      3.98
                    Principal Window                      Dec08 - Dec08             Dec08 - Dec08             Nov08 - Nov08
                    Principal Writedown               34,801.80 (0.11%)      1,677,436.51 (5.28%)     6,683,971.42 (21.05%)
                    Total Collat Loss           137,130,678.37 (15.12%)   138,635,090.58 (15.28%)   142,914,988.69 (15.75%)
----------------------------------------------------------------------------------------------------------------------------

   Class M-3        CDR                                           17.97                     18.11                     18.57
                    Yield                                        5.1529                    3.9408                    0.0615
                    WAL                                            4.65                      4.65                      4.52
                    Modified Duration                              4.15                      4.17                      4.16
                    Principal Window                      Mar09 - Mar09             Mar09 - Mar09             Feb09 - Feb09
                    Principal Writedown                2,706.77 (0.02%)        849,474.79 (6.24%)     3,174,813.42 (23.33%)
                    Total Collat Loss           125,498,974.81 (13.83%)   126,275,870.20 (13.92%)   128,098,210.95 (14.12%)
----------------------------------------------------------------------------------------------------------------------------
   Class M-4        CDR                                           15.60                     15.76                     16.20
                    Yield                                        5.3540                    3.9601                    0.0673
                    WAL                                            4.90                      4.90                      4.74
                    Modified Duration                              4.33                      4.34                      4.32
                    Principal Window                      Jun09 - Jun09             Jun09 - Jun09             May09 - May09
                    Principal Writedown               52,158.64 (0.38%)      1,080,113.47 (7.94%)     3,495,284.43 (25.69%)
                    Total Collat Loss           113,815,605.95 (12.55%)   114,762,439.42 (12.65%)   116,737,016.20 (12.87%)
----------------------------------------------------------------------------------------------------------------------------
   Class B-1        CDR                                           13.40                     13.65                     14.03
                    Yield                                        5.8903                    4.0417                    0.0445
                    WAL                                            5.15                      5.05                      4.95
                    Modified Duration                              4.46                      4.41                      4.45
                    Principal Window                      Sep09 - Sep09             Aug09 - Aug09             Aug09 - Aug09
                    Principal Writedown               37,042.79 (0.27%)     1,431,439.33 (10.52%)     4,003,626.29 (29.42%)
                    Total Collat Loss           101,983,027.82 (11.24%)   103,044,219.27 (11.36%)   105,413,317.80 (11.62%)
----------------------------------------------------------------------------------------------------------------------------
   Class B-2        CDR                                           12.02                     12.21                     12.46
                    Yield                                        6.1668                    4.1083                    0.1166
                    WAL                                            5.32                      5.22                      5.12
                    Modified Duration                              4.55                      4.51                      4.54
                    Principal Window                      Nov09 - Nov09             Oct09 - Oct09             Oct09 - Oct09
                    Principal Writedown                4,783.60 (0.05%)     1,084,162.54 (11.95%)     2,851,867.98 (31.44%)
                    Total Collat Loss            94,020,180.85 (10.36%)    94,812,680.45 (10.45%)    96,443,052.81 (10.63%)
----------------------------------------------------------------------------------------------------------------------------
   Class B-3        CDR                                           10.76                     11.04                     11.26
                    Yield                                        7.8431                    4.1052                    0.0162
                    WAL                                            5.49                      5.34                      5.18
                    Modified Duration                              4.48                      4.44                      4.45
                    Principal Window                      Jan10 - Jan10             Dec09 - Dec09             Dec09 - Dec09
                    Principal Writedown               80,125.30 (0.88%)     2,049,154.68 (22.59%)     3,734,341.31 (41.17%)
                    Total Collat Loss             86,385,003.72 (9.52%)     87,892,130.07 (9.69%)     89,381,792.52 (9.85%)
----------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                               All Mortgage Loans

          -------------------------------------------------------------
          Scheduled Principal Balance(1):                 $907,139,209
          Number of Mortgage Loans:                              5,437
          Avg. Scheduled Principal Balance:                  $ 166,846
          Wtd. Avg. Gross Coupon:                               7.082%
          Wtd. Avg. Net Coupon(2):                              6.579%
          Wtd. Avg. Original FICO Score:                           629
          Wtd. Avg. Combined Original LTV Ratio(3):                85%
          Wtd. Avg.  Std. Remaining Term (Mo.):                    355
          Wtd. Avg.  Seasoning (Mo.):                                2
          Wtd. Avg.  Months to Roll(4):                             27
          Wtd. Avg.  Gross Margin(4):                            6.16%
          Wtd. Avg.  Initial Rate Cap(4):                        2.41%
          Wtd. Avg. Periodic Rate Cap(4):                        1.00%
          Wtd. Avg. Gross Max. Lifetime Rate(4):                13.63%
          -------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Current Principal     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
     Balance            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             181    $6,323,814          0.70%      10.547%        651     $34,938       92.89%     54.57%      96.30%
$50,001 - $75,000           520    34,094,944          3.76        8.238         617      65,567       83.06      70.91       78.62
$75,001 - $100,000          811    70,914,734          7.82        7.600         614      87,441       84.10      73.80       86.28
$100,001 - $125,000         780    88,019,139          9.70        7.418         617     112,845       85.02      70.15       90.20
$125,001 - $150,000         703    96,462,128         10.63        7.354         615     137,215       85.95      66.89       93.04
$150,001 - $200,000         946   163,795,460         18.06        7.139         622     173,145       85.80      63.54       94.83
$200,001 - $250,000         553   123,884,818         13.66        6.917         632     224,023       85.92      56.16       93.05
$250,001 - $300,000         320    87,509,082          9.65        6.846         630     273,466       86.46      50.97       92.42
$300,001 - $350,000         253    81,894,879          9.03        6.698         644     323,695       86.05      44.28       91.26
$350,001 - $400,000         189    70,999,127          7.83        6.531         640     375,657       84.21      48.47       94.33
$400,001 & Above            181    83,241,084          9.18        6.463         654     459,895       82.82      51.60       90.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Current Rate

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Current Rate            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below               622  $147,712,582         16.28%       5.623%        665    $237,480       79.47%     81.17%      97.41%
6.00 - 6.49%                613   126,705,523         13.97        6.230         645     206,697       83.28      60.12       93.27
6.50 - 6.99%                986   180,995,043         19.95        6.740         634     183,565       86.30      54.75       90.76
7.00 - 7.49%                841   139,358,280         15.36        7.213         632     165,705       87.26      47.69       88.40
7.50 - 7.99%              1,004   153,671,687         16.94        7.701         609     153,059       87.17      52.40       89.23
8.00 - 8.49%                503    68,902,033          7.60        8.194         596     136,982       87.36      58.97       89.31
8.50 - 8.99%                416    52,723,906          5.81        8.683         583     126,740       86.09      60.49       91.95
9.00% & Above               452    37,070,156          4.09       10.068         599      82,014       89.48      63.19       94.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================


                              Distribution By FICO

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
FICO                    Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 167   $32,727,561          3.61%       6.281%        763    $195,973       83.41%     64.41%      85.92%
720 - 739                   107    22,516,899          2.48        6.365         729     210,438       84.28      51.49       89.62
700 - 719                   226    42,013,933          4.63        6.542         709     185,902       85.18      51.35       88.31
680 - 699                   352    63,437,777          6.99        6.545         689     180,221       85.46      49.77       83.09
660 - 679                   451    79,372,655          8.75        6.774         669     175,993       86.68      45.28       86.12
640 - 659                   700   119,364,132         13.16        7.026         649     170,520       86.96      44.71       90.32
620 - 639                   876   151,118,927         16.66        6.991         629     172,510       86.71      48.23       91.91
600 - 619                   869   142,900,708         15.75        7.101         609     164,443       86.53      61.38       93.88
580 - 599                   575    89,186,059          9.83        7.326         589     155,106       85.60      73.59       95.68
560 - 579                   414    64,717,734          7.13        7.584         569     156,323       82.44      76.10       96.29
540 - 559                   340    50,227,348          5.54        7.833         551     147,728       81.92      82.21       96.39
520 - 539                   214    27,797,069          3.06        8.090         530     129,893       79.12      93.74       97.04
500 - 519                   146    21,758,406          2.40        8.055         509     149,030       78.23      92.61       98.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                           Distribution By Lien Status

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Lien Status             Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien                5,196  $895,407,458         98.71%       7.028%        628    $172,326       85.07%     59.75%      91.59%
Second Lien                 241    11,731,751          1.29       11.231         668      48,679       99.32      26.59      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By Combined Original LTV

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
  Combined            Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Original LTV            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              166   $22,506,392          2.48%       6.543%        616    $135,581       49.53%     75.41%      88.22%
60.01 - 70.00%              249    42,954,828          4.74        6.446         617     172,509       66.14      75.45       93.76
70.01 - 80.00%            1,566   275,518,468         30.37        6.796         632     175,938       78.56      61.22       95.07
80.01 - 85.00%              564    87,152,973          9.61        7.254         597     154,527       84.52      76.06       88.90
85.01 - 90.00%            1,307   224,734,914         24.77        7.251         624     171,947       89.69      54.75       80.65
90.01 - 95.00%            1,285   231,638,756         25.54        7.130         641     180,264       94.79      51.07       98.59
95.01 - 100.00%             300    22,632,878          2.49        9.464         671      75,443       99.96      54.99      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                          Distribution By Original LTV


                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Original LTV            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              406   $34,165,210          3.77%       8.141%        634     $84,151       66.65%     58.80%      92.24%
60.01 - 70.00%              249    42,954,828          4.74        6.446         617     172,509       66.14      75.45       93.76
70.01 - 80.00%            1,566   275,518,468         30.37        6.796         632     175,938       78.56      61.22       95.07
80.01 - 85.00%              564    87,152,973          9.61        7.254         597     154,527       84.52      76.06       88.90
85.01 - 90.00%            1,305   224,671,047         24.77        7.251         624     172,162       89.69      54.76       80.64
90.01 - 95.00%            1,272   231,158,688         25.48        7.122         641     181,729       94.79      51.09       98.59
95.01 - 100.00%              75    11,517,995          1.27        7.753         673     153,573       99.96      82.63      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                       Distribution By Documentation Type

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Documentation         Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
    Type                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                      3,454  $538,106,168         59.32%       6.974         619    $155,792       84.12%    100.00%      91.84%
Stated                    1,814   335,945,824         37.03        7.264         644     185,196       86.98       0.00       92.28
Limited                     169    33,087,217          3.65        6.993         633     195,782       86.27       0.00       83.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                          Distribution By Loan Purpose

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Loan Purpose            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash-out Refi             2,961  $508,629,760         56.07%       6.979%        614    $171,776       83.90%     69.39%      92.91%
Purchase                  2,147   343,792,025         37.90        7.276         649     160,127       87.67      42.73       89.19
Refinance                   329    54,717,425          6.03        6.823         638     166,314       82.74      69.96       96.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution By Occupancy Status

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Occupancy             Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
 Status                 Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner                     4,919  $831,806,334         91.70%       7.064%        627    $169,101       85.28%     59.41%     100.00%
Investment                  487    69,618,214          7.67        7.314         654     142,953       84.68      58.80        0.00
Second Home                  31     5,714,660          0.63        6.798         648     184,344       89.66      52.06        0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                          Distribution By Property Type

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Property Type           Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
SFR                       4,314  $708,803,229         78.14%       7.055%        627    $164,303       84.48%     60.98%      93.62%
PUD                         432    79,085,274          8.72        7.186         630     183,068       89.61      53.43       91.50
2-4 Unit                    303    65,027,298          7.17        7.122         647     214,612       85.82      52.58       71.81
Condo                       314    46,059,533          5.08        7.240         640     146,686       89.75      51.83       89.94
Manufactured Housing         52     5,455,948          0.60        7.132         616     104,922       80.26      75.30       94.47
Townhouse                    22     2,707,927          0.30        7.350         630     123,088       81.44      53.33       95.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                              Distribution By State

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
State                   Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        1,121  $269,693,904         29.73%       6.594%        643    $240,583       82.87%     50.30%      93.96%
FL                        1,370   191,918,261         21.16        7.281         622     140,086       86.39      66.95       91.22
IL                          406    67,301,395          7.42        7.448         626     165,767       86.96      58.59       95.35
NY                          147    45,751,180          5.04        6.791         630     311,233       85.69      52.03       84.18
MI                          265    31,648,198          3.49        7.770         603     119,427       86.29      72.95       94.62
MD                          123    23,547,077          2.60        7.329         622     191,440       85.11      51.77       91.98
AZ                          183    21,613,021          2.38        7.122         640     118,104       87.82      50.56       93.01
CO                           99    16,833,378          1.86        7.038         630     170,034       88.65      50.77       91.44
OH                          150    15,926,601          1.76        7.408         620     106,177       89.01      59.75       77.31
MA                           74    15,629,677          1.72        6.855         642     211,212       82.05      66.67       92.50
Other                     1,499   207,276,516         22.85        7.335         621     138,277       85.94      65.63       90.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code


                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Zip Code                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
33177                        20    $3,226,596          0.36%       7.131%        614    $161,330       84.52%     81.90%      96.21%
33055                        25     2,923,482          0.32        7.242         629     116,939       87.57      72.51      100.00
33023                        23     2,856,920          0.31        7.410         637     124,214       87.52      71.92       87.51
92336                        12     2,758,712          0.30        7.063         581     229,893       85.05      67.38      100.00
94565                        11     2,680,666          0.30        6.509         673     243,697       82.13      10.39      100.00
92882                         8     2,594,352          0.29        6.219         638     324,294       84.50      64.61      100.00
33015                        16     2,550,254          0.28        7.166         630     159,391       88.76      78.06       94.37
33186                        14     2,518,316          0.28        7.097         625     179,880       86.83     100.00      100.00
33068                        18     2,496,373          0.28        7.350         613     138,687       87.86      71.48       95.86
33027                        10     2,369,413          0.26        6.514         631     236,941       88.19      87.01      100.00
Other                     5,280   880,164,126         97.03        7.085         629     166,698       85.23      58.98       91.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                           Distribution By Originator

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Originator              Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Argent                    3,221  $586,899,467         64.70%       6.873%        629    $182,210       87.03%     61.90%      88.91%
First NLC                 2,216   320,239,742         35.30        7.464         628     144,513       82.01      54.59       96.79
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity

                                                                                                   Weighted
Remaining                                      Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Months To             Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Maturity                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     165   $12,845,834          1.42%       7.698%        634     $77,854       78.68%     76.19%      93.92%
181 - 240                    59     7,061,795          0.78        6.637         622     119,691       74.41      85.22      100.00
241 - 360                 5,213   887,231,580         97.81        7.076         629     170,196       85.44      58.87       91.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                        Distribution By Amortization Type

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Amortization          Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
    Type                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                2,083  $362,729,015         39.99%       7.216%        620    $174,138       89.92%     53.86%      90.86%
2 Year ARM IO                79    19,354,083          2.13        6.529         665     244,988       79.67      30.46       99.20
3 Year ARM                1,383   217,781,494         24.01        7.381         621     157,470       84.72      50.96       93.12
3 Year ARM IO               155    41,143,020          4.54        6.555         661     265,439       79.05       8.55       99.28
Fixed                     1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54       89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Periodic Cap

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Periodic Cap            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     3,700  $641,007,611         70.66%       7.209%        624    $173,245       87.14%     49.26%      92.42%
N/A                       1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54       89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                      Distribution By Months To Rate Reset


                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
Months To             Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Rate Reset              Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
12 - 24                   2,162  $382,083,097         42.12%       7.182%        622    $176,727       89.40%     52.68%      91.28%
25 - 36                   1,538   258,924,514         28.54        7.250         628     168,351       83.82      44.22       94.10
N/A                       1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54       89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                        Distribution By Life Maximum Rate

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Life Maximum Rate       Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below              933  $196,005,653         21.61%       6.321%        641    $210,081       89.35%     52.25%      91.32%
13.00 - 13.49%              562   106,502,192         11.74        6.878         639     189,506       87.16      39.03       92.10
13.50 - 13.99%              679   119,362,452         13.16        7.322         625     175,792       87.17      40.55       90.44
14.00 - 14.49%              487    75,408,557          8.31        7.604         623     154,843       85.94      38.28       93.25
14.50 - 14.99%              470    70,528,160          7.77        7.958         597     150,060       84.91      58.30       95.68
15.00 - 15.49%              215    29,863,975          3.29        8.277         592     138,902       84.50      72.73       93.83
15.50 - 15.99%              188    24,571,564          2.71        8.729         582     130,700       84.18      65.02       96.10
16.00% & Above              166    18,765,057          2.07        9.551         571     113,043       85.11      83.66       95.63
N/A                       1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54       89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================

                             Distribution By Margin

                                                                                                   Weighted
                                               Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Margin                  Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               656  $113,212,987         12.48%       7.162%        630    $172,581       90.44%     40.16%      83.90%
5.00 - 5.49%                 40     9,511,625          1.05        5.453         678     237,791       79.34      59.16      100.00
5.50 - 5.99%                331    69,780,260          7.69        6.680         635     210,816       84.21      41.84       92.15
6.00 - 6.49%              1,291   237,817,470         26.22        7.012         629     184,212       89.51      45.30       92.48
6.50 - 6.99%                423    78,927,193          8.70        6.972         629     186,589       84.98      53.81       97.51
7.00% & Above               959   131,758,076         14.52        8.155         598     137,391       83.45      64.74       96.18
N/A                       1,737   266,131,598         29.34        6.775         640     153,213       80.72      83.54       89.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     5,437  $907,139,209        100.00%       7.082%        629    $166,846       85.26%     59.32%      91.70%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

         -------------------------------------------------------------
         Scheduled Principal Balance(1):                 $238,755,731
         Number of Mortgage Loans:                              1,461
         Avg. Scheduled Principal Balance:                   $163,419
         Wtd. Avg. Gross Coupon:                               7.002%
         Wtd. Avg. Net Coupon(2):                              6.499%
         Wtd. Avg. Original FICO Score:                           621
         Wtd. Avg. Original LTV Ratio(3):                         91%
         Wtd. Avg.  Std. Remaining Term (Mo.):                    357
         Wtd. Avg.  Seasoning (Mo.):                                2
         Wtd. Avg.  Months to Roll(4):                             25
         Wtd. Avg.  Gross Margin(4):                            5.52%
         Wtd. Avg.  Initial Rate Cap(4):                        2.00%
         Wtd. Avg. Periodic Rate Cap(4):                        1.00%
         Wtd. Avg. Gross Max. Lifetime Rate(4):               13.152%
         -------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
Current Principal     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
     Balance            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000            66    $4,444,780          1.86%       7.578%        628     $67,345       90.26%     69.42%      65.23%
$75,001 - $100,000          168    14,770,024          6.19        7.530         620      87,917       90.76      62.86       77.50
$100,001 - $125,000         240    27,075,530         11.34        7.371         623     112,815       90.94      61.35       83.29
$125,001 - $150,000         250    34,212,052         14.33        7.313         617     136,848       91.13      55.41       88.08
$150,001 - $200,000         363    62,752,691         26.28        7.162         618     172,872       91.25      49.63       93.95
$200,001 - $250,000         221    49,481,204         20.72        7.027         629     223,897       91.10      47.77       89.21
$250,001 - $300,000          86    23,435,583          9.82        6.989         616     272,507       88.96      47.55       89.18
$300,001 - $350,000          50    15,891,789          6.66        6.733         616     317,836       87.91      41.78       81.79
$350,001 - $400,000           9     3,312,724          1.39        6.743         637     368,080       87.01      33.19       78.17
$400,001 & Above              8     3,379,353          1.42        6.716         626     422,419       86.13      12.16       88.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                          Distribution By Current Rate


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Current Rate            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below               105   $21,452,559          8.99%       5.710%        647    $204,310       88.99%     65.55%      95.76%
6.00 - 6.49%                157    29,137,450         12.20        6.259         640     185,589       89.86      62.82       87.35
6.50 - 6.99%                344    58,402,633         24.46        6.758         629     169,775       90.67      53.43       86.45
7.00 - 7.49%                277    42,995,778         18.01        7.250         623     155,219       91.01      46.22       86.51
7.50 - 7.99%                317    49,445,617         20.71        7.710         613     155,980       91.17      41.24       84.95
8.00 - 8.49%                153    21,857,852          9.15        8.196         594     142,862       90.49      44.62       90.20
8.50 - 8.99%                 84    12,559,170          5.26        8.655         581     149,514       90.12      53.00       91.99
9.00% & Above                24     2,904,672          1.22        9.386         570     121,028       90.55      60.92       91.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO



                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Credit Score            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  26    $4,263,630          1.79%       6.632%        760    $163,986       92.01%     39.00%      54.70%
720 - 739                    22     3,639,075          1.52        6.895         729     165,413       92.11      39.74       62.15
700 - 719                    45     7,122,815          2.98        6.712         709     158,285       92.77      47.21       76.22
680 - 699                    82    13,501,865          5.66        6.626         689     164,657       92.53      35.62       73.24
660 - 679                   120    20,485,311          8.58        6.785         669     170,711       91.38      37.96       79.12
640 - 659                   182    29,455,442         12.34        7.063         650     161,843       91.77      32.65       84.87
620 - 639                   238    38,919,203         16.30        6.988         629     163,526       92.13      39.11       88.40
600 - 619                   304    50,168,707         21.01        7.174         609     165,029       91.14      52.30       91.31
580 - 599                   176    27,164,924         11.38        7.382         588     154,346       90.25      68.68       94.60
560 - 579                   117    19,465,851          8.15        7.576         569     166,375       87.91      66.55       95.95
540 - 559                    79    12,901,665          5.40        7.724         552     163,312       87.22      75.69       96.53
520 - 539                    37     6,120,726          2.56        7.635         529     165,425       83.90      94.00       98.69
500 - 519                    33     5,546,517          2.32        7.884         509     168,076       80.11      85.50       97.26
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                           Distribution By Lien Status


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Lien                    Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien                1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                          Distribution By Original LTV


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Original LTV            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% - 70.00%               1      $108,259          0.05%       8.250%        503    $108,259       65.91%    100.00%     100.00%
70.01 - 80.00%              120    20,121,295          8.43        7.202         569     167,677       79.35      78.37       93.40
80.01 - 85.00%              115    20,287,549          8.50        6.834         591     176,413       84.49      67.79       81.32
85.01 - 90.00%              563    97,020,638         40.64        7.147         621     172,328       89.74      47.49       75.81
90.01 - 95.00%              662   101,217,990         42.39        7.210         638     152,897       94.77      45.75       99.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                       Distribution By Documentation Type


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Documentation           Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                        789  $122,009,676         51.10%       7.050%        608    $154,638       89.68%    100.00%      88.43%
Stated                      605   106,169,253         44.47        7.265         636     175,486       91.40       0.00       88.08
Limited                      67    10,576,803          4.43        7.206         623     157,863       91.82       0.00       77.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Loan Purpose


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Purpose                 Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Refi - Cash Out             786  $136,932,861         57.35%       6.988%        612    $174,215       89.46%     56.91%      93.40%
Purchase New                567    85,911,997         35.98        7.376         638     151,520       92.23      41.76       77.15
Refi - No Cash Out          108    15,910,872          6.66        7.355         612     147,323       90.72      51.53       96.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                        Distribution By Occupancy Status


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Occupancy               Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            1,261  $209,597,658         87.79%       7.144%        616    $166,215       90.76%     51.48%     100.00%
Investment                  186    26,780,729         11.22        7.253         655     143,982       88.84      49.72        0.00
Second Home                  14     2,377,344          1.00        6.726         663     169,810       89.91      33.68        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                          Distribution By Property Type


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Property Type           Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
SFR                       1,038  $166,187,219         69.61%       7.131%        618    $160,103       90.56%     52.89%      90.28%
PUD                         182    32,053,091         13.43        7.240         620     176,116       91.58      50.37       88.93
Condo                       122    17,678,213          7.40        7.240         640     144,903       92.27      43.69       84.79
2-4 Unit                     93    19,708,031          8.25        7.152         634     211,914       88.61      37.64       65.65
Manufactured Housing         26     3,129,177          1.31        6.874         605     120,353       81.39      90.43      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                              Distribution By State



                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
State                   Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                          336   $51,336,045         21.50%       7.183%        623    $152,786       91.97%     48.25%      87.58%
CA                          242    50,905,294         21.32        6.804         612     210,352       88.14      58.87       90.12
IL                          123    21,915,289          9.18        7.120         646     178,173       91.46      45.50       92.17
NY                           35     9,730,047          4.08        6.870         626     278,001       88.05      30.80       76.91
MI                           72     9,425,035          3.95        7.533         606     130,903       90.44      71.00       92.99
AZ                           66     9,037,603          3.79        7.309         621     136,933       91.83      39.13       91.00
CO                           47     7,852,041          3.29        6.972         635     167,065       91.84      32.40       84.62
MN                           36     6,849,589          2.87        7.270         632     190,266       91.75      42.98       80.74
OH                           55     6,426,985          2.69        7.264         625     116,854       90.72      43.70       67.78
NV                           36     5,749,696          2.41        7.151         640     159,714       92.24      40.23       85.49
Other                       413    59,528,107         24.93        7.396         615     144,136       90.75      56.22       88.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Zip                     Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60647                         4    $1,107,127          0.46%       7.173%        633    $276,782       87.31%     36.93%      73.45%
92336                         4     1,031,816          0.43        7.274         564     257,954       87.79      30.42      100.00
60629                         6       961,060          0.40        7.155         637     160,177       93.06      39.97      100.00
60634                         4       960,480          0.40        7.258         637     240,120       91.22      28.01      100.00
33177                         5       956,595          0.40        7.247         617     191,319       94.15      38.96      100.00
80219                         6       947,617          0.40        7.155         628     157,936       92.14      15.31      100.00
93552                         4       935,035          0.39        7.144         593     233,759       91.12      76.68       71.17
92392                         6       889,604          0.37        7.439         606     148,267       86.13      72.19       91.92
33023                         6       874,603          0.37        6.996         639     145,767       93.36      48.97       81.92
33015                         5       866,053          0.36        7.500         628     173,211       89.52      56.63       83.41
Other                     1,411   229,225,741         96.01        7.149         621     162,456       90.54      51.41       87.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                           Distribution By Originator


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Originator              Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Argent                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity


Remaining                                      Pct. Of Pool    Weighted                  Avg.      Weighted
Months To             Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Maturity                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                       5      $631,612          0.26%       7.441%        660    $126,322       93.64%     28.02%     100.00%
181 - 240                     1       302,572          0.13        6.950         572     302,572       89.41     100.00      100.00
241 - 360                 1,455   237,821,548         99.61        7.152         621     163,451       90.53      51.10       87.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                          Distribution By Product Type


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
Amortization          Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
    Type                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                1,142  $182,801,481         76.56%       7.188%        616    $160,071       90.53%     57.55%      88.68%
3 Year ARM                  319    55,954,250         23.44        7.035         638     175,405       90.57      30.04       84.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                          Distribution By Periodic Cap


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Periodic Cap            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution By Months To Rate Reset


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
Months To             Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Rate Reset              Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
12 - 24                   1,142  $182,801,481         76.56%       7.188%        616    $160,071       90.53%     57.55%      88.68%
25 - 36                     319    55,954,250         23.44        7.035         638     175,405       90.57      30.04       84.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                      Distribution By Maximum Lifetime Rate


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Life Maximum Rate       Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below              606  $108,992,643         45.65%       6.418%        635    $179,856       90.13%     58.32%      88.52%
13.00 - 13.49%              277    42,995,778         18.01        7.250         623     155,219       91.01      46.22       86.51
13.50- 13.99%               317    49,445,617         20.71        7.710         613     155,980       91.17      41.24       84.95
14.00 - 14.49%              153    21,857,852          9.15        8.196         594     142,862       90.49      44.62       90.20
14.50 - 14.99%               84    12,559,170          5.26        8.655         581     149,514       90.12      53.00       91.99
15.00 - 15.49%               16     1,898,628          0.80        9.195         568     118,664       90.81      74.22       90.19
15.50 - 15.99%                7       925,114          0.39        9.710         576     132,159       90.07      30.19       92.13
16.00% & Above                1        80,930          0.03       10.150         540      80,930       90.00     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================

                             Distribution By Margin


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Margin                  Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               474   $74,149,999         31.06%       7.173%        630    $156,435       90.38%     42.91%      82.54%
5.50 - 5.99%                148    27,269,079         11.42        7.197         609     184,251       86.42      56.70       83.30
6.00 - 6.49%                729   118,273,796         49.54        7.136         622     162,241       91.50      49.08       90.76
6.50 & Above                110    19,062,857          7.98        7.108         602     173,299       91.11      87.51       96.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,461  $238,755,731        100.00%       7.152%        621    $163,419       90.54%     51.10%      87.79%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

            --------------------------------------------------------
            Scheduled Principal Balance(1):            $122,138,709
            Number of Mortgage Loans:                           778
            Avg. Scheduled Principal Balance:              $156,991
            Wtd. Avg. Gross Coupon:                          6.709%
            Wtd. Avg. Net Coupon(2):                         6.206%
            Wtd. Avg. Original FICO Score:                      626
            Wtd. Avg. Original LTV Ratio(3):                    82%
            Wtd. Avg.  Std. Remaining Term (Mo.):               348
            Wtd. Avg.  Seasoning (Mo.):                           2
            Wtd. Avg.  Months to Roll(4):                       N/A
            Wtd. Avg.  Gross Margin(4):                         N/A
            Wtd. Avg.  Initial Rate Cap(4):                     N/A
            Wtd. Avg. Periodic Rate Cap(4):                     N/A
            Wtd. Avg. Gross Max. Lifetime Rate(4):              N/A
            --------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
Current Principal     Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
     Balance            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000            70    $4,778,113          3.91%       7.258%        623     $68,259       77.40%     78.87%      61.02%
$75,001 - $100,000          134    11,932,951          9.77        7.181         608      89,052       79.91      85.26       80.54
$100,001 - $125,000         123    13,950,849         11.42        6.970         621     113,422       82.31      85.91       87.13
$125,001 - $150,000          90    12,450,923         10.19        6.732         624     138,344       82.83      86.81       89.94
$150,001 - $200,000         187    32,369,602         26.50        6.706         624     173,099       82.35      88.24       93.67
$200,001 - $250,000          91    20,419,731         16.72        6.441         632     224,393       82.31      85.94       90.20
$250,001 - $300,000          35     9,617,899          7.87        6.512         626     274,797       81.33      83.24       79.88
$300,001 - $350,000          32    10,295,874          8.43        6.441         629     321,746       79.24      90.39       80.71
$350,001 - $400,000          10     3,724,428          3.05        6.366         638     372,443       77.44      70.25       69.74
$400,001 & Above              6     2,598,339          2.13        6.443         713     433,057       84.44     100.00       51.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                          Distribution By Current Rate


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                       Number     Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Current Rate          Of Loans     Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below               159   $29,273,876         23.97%       5.796%        643    $184,112       75.72%     97.83%      97.60%
6.00 - 6.49%                151    26,480,922         21.68        6.218         626     175,370       79.12      92.86       92.79
6.50 - 6.99%                170    27,079,452         22.17        6.752         629     159,291       82.69      87.35       84.39
7.00 - 7.49%                114    16,386,834         13.42        7.201         627     143,744       85.88      79.68       72.05
7.50 - 7.99%                104    13,153,544         10.77        7.710         607     126,476       86.64      66.45       78.51
8.00 - 8.49%                 38     5,026,047          4.12        8.213         603     132,264       88.73      74.06       61.55
8.50 - 8.99%                 37     4,095,151          3.35        8.706         587     110,680       86.34      56.85       69.84
9.00% & Above                 5       642,882          0.53        9.220         596     128,576       90.01     100.00       71.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Credit Score            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  15    $2,140,855          1.75%       6.681%        773    $142,724       86.18%     93.80%      67.36%
720 - 739                    11     2,026,071          1.66        6.445         730     184,188       88.28      75.70       87.30
700 - 719                    27     5,538,144          4.53        6.193         710     205,116       83.55      92.69       79.17
680 - 699                    54     9,015,077          7.38        6.504         688     166,946       83.95      82.67       60.13
660 - 679                    73    12,894,232         10.56        6.696         668     176,633       84.18      76.25       67.57
640 - 659                    96    15,151,235         12.40        6.526         649     157,825       84.56      82.95       83.37
620 - 639                   132    21,679,864         17.75        6.649         628     164,241       84.57      83.55       89.09
600 - 619                   120    16,715,962         13.69        6.675         608     139,300       80.62      90.28       89.98
580 - 599                   102    15,571,900         12.75        6.715         589     152,666       77.08      89.16      100.00
560 - 579                    64     9,814,060          8.04        6.948         568     153,345       74.88      90.26       93.59
540 - 559                    47     6,723,135          5.50        7.163         552     143,045       76.56      90.75       95.84
520 - 539                    26     3,494,847          2.86        7.642         531     134,417       78.44      97.97       97.99
500 - 519                    11     1,373,325          1.12        7.714         513     124,848       73.52     100.00       87.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                           Distribution By Lien Status


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Lien                    Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien                  778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                          Distribution By Original LTV


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Original LTV            Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               60    $8,201,558          6.71%       6.306%        610    $136,693       50.00%     86.37%      86.21%
60.01 - 70.00%               64     9,548,440          7.82        6.340         598     149,194       66.02      87.23       93.58
70.01 - 80.00%              205    36,196,420         29.64        6.376         618     176,568       77.01      96.70       87.14
80.01 - 85.00%              125    17,913,031         14.67        6.771         621     143,304       84.22      91.02       81.49
85.01 - 90.00%              173    27,635,602         22.63        7.074         642     159,743       89.59      72.27       72.53
90.01 - 95.00%              151    22,643,658         18.54        7.048         644     149,958       94.63      82.49       98.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                          Distribution By Documentation


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Documentation           Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                        667  $105,373,017         86.27%       6.612%        625    $157,981       80.91%    100.00%      88.61%
Limited                      54     8,404,676          6.88        7.033         625     155,642       79.13       0.00       82.36
Stated                       57     8,361,016          6.85        7.601         651     146,685       91.39       0.00       50.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Loan Purpose


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Purpose                 Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Refi - Cash Out             552   $89,287,421         73.10%       6.603%        621    $161,753       79.98%     91.76%      87.69%
Purchase New                144    21,600,160         17.68        7.169         651     150,001       88.45      60.53       72.69
Refi - No Cash Out           82    11,251,129          9.21        6.670         623     137,209       80.30      92.13       93.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                        Distribution By Occupancy Status


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Occupancy               Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              659  $104,542,688         85.59%       6.614%        621    $158,638       81.38%     89.31%     100.00%
Investment                  113    16,852,920         13.80        7.285         659     149,141       82.12      68.50        0.00
Second Home                   6       743,101          0.61        6.991         658     123,850       85.99      61.67        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                          Distribution By Property Type


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Property Type           Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
SFR                         615   $92,083,941         75.39%       6.653%        621    $149,730       80.59%     87.48%      90.67%
2-4 Unit                     69    16,796,651         13.75        6.742         649     243,430       80.79      82.21       52.39
PUD                          48     7,904,063          6.47        7.019         628     164,668       90.60      91.77       92.85
Condo                        32     4,043,257          3.31        7.076         638     126,352       88.20      83.95       92.36
Manufactured Housing         14     1,310,797          1.07        7.220         650      93,628       79.63      27.94       89.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                              Distribution By State


                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
State                   Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                          225   $29,729,635         24.34%       6.967%        620    $132,132       84.53%     81.32%      86.64%
CA                          133    27,412,870         22.44        6.218         638     206,112       77.22      93.51       87.47
NY                           52    13,263,945         10.86        6.609         617     255,076       78.66      79.12       76.56
IL                           29     4,074,096          3.34        6.550         626     140,486       81.17      91.81      100.00
TX                           32     3,722,421          3.05        7.131         617     116,326       84.58      85.21       79.69
MA                           13     3,310,331          2.71        6.489         641     254,641       76.76      91.18       66.75
CO                           17     2,862,942          2.34        6.725         641     168,408       83.75      76.86       95.14
AZ                           22     2,704,333          2.21        6.912         644     122,924       85.99      93.18       86.97
CT                           16     2,597,288          2.13        6.922         625     162,331       77.86      86.06       94.64
RI                           13     2,570,254          2.10        6.416         619     197,712       77.74      94.02       78.91
Other                       226    29,890,594         24.47        6.927         624     132,259       83.91      86.20       86.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code

                                              Pct. Of Pool   Weighted                 Avg.      Weighted
                     Number Of   Principal    By Principal  Avg. Gross  Weighted   Principal    Avg. Orig.  Pct. Full    Pct. Owner
Zip                    Loans      Balance        Balance      Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
33015                        5      $764,147        0.63%        6.891%        641    $152,829       86.62%     100.00%      100.00%
33175                        4       753,221        0.62         6.966         579     188,305       87.96       47.03       100.00
11207                        2       657,453        0.54         7.715         624     328,726       85.14       48.59         0.00
93727                        3       606,019        0.50         6.149         644     202,006       87.32      100.00       100.00
34953                        4       598,563        0.49         6.156         596     149,641       74.83      100.00       100.00
10310                        2       579,941        0.47         6.471         596     289,970       85.32       42.69       100.00
33068                        4       560,809        0.46         6.923         641     140,202       90.03      100.00        81.58
11423                        2       551,038        0.45         6.711         566     275,519       73.72      100.00       100.00
33177                        4       547,678        0.45         6.171         636     136,920       75.04      100.00       100.00
11411                        2       540,417        0.44         6.040         588     270,209       82.79      100.00       100.00
Other                      746   115,979,424       94.96         6.712         627     155,468       81.42       86.47        85.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                     778  $122,138,709      100.00%        6.709%        626    $156,991       81.51%      86.27%       85.59%
====================================================================================================================================

                           Distribution By Originator


                                               Pct. Of Pool   Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full   Pct. Owner
Originator              Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Argent                      778  $122,138,709      100.00%       6.709%        626    $156,991       81.51%      86.27%       85.59%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709      100.00%       6.709%        626    $156,991       81.51%      86.27%       85.59%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity

Remaining                                      Pct. Of Pool    Weighted                  Avg.      Weighted
Months To             Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Avg. Orig.  Pct. Full  Pct. Owner
Maturity                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                      39    $4,206,657          3.44%       6.694%        612    $107,863       71.49%     81.29%      88.24%
181 - 240                    26     3,789,561          3.10        6.398         609     145,752       73.82      80.03      100.00
241 - 360                   713   114,142,492         93.45        6.720         628     160,088       82.13      86.66       85.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================

                        Distribution By Amortization Type

                                               Pct. Of Pool    Weighted                  Avg.      Weighted
Amortization          Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
    Type                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                       778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      778  $122,138,709        100.00%       6.709%        626    $156,991       81.51%     86.27%      85.59%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

    ---------------------------------------------------------------------
    Scheduled Principal Balance(1):                          $237,347,511
    Number of Mortgage Loans:                                       1,522
    Avg. Scheduled Principal Balance:                            $155,944
    Wtd. Avg. Gross Coupon:                                        7.228%
    Wtd. Avg. Net Coupon(2):                                       6.725%
    Wtd. Avg. Original FICO Score:                                    627
    Wtd. Avg. Original LTV Ratio(3):                                  84%
    Wtd. Avg.  Std. Remaining Term (Mo.):                             358
    Wtd. Avg.  Seasoning (Mo.):                                         2
    Wtd. Avg.  Months to Roll(4):                                      30
    Wtd. Avg.  Gross Margin(4):                                    6.753%
    Wtd. Avg.  Initial Rate Cap(4):                                2.850%
    Wtd. Avg. Periodic Rate Cap(4):                                 1.00%
    Wtd. Avg. Gross Max. Lifetime Rate(4):                        14.087%
   ---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance

                                                 Pct. Of Pool   Weighted                 Avg.      Weighted
Current Principal     Number Of    Principal     By Principal  Avg. Gross  Weighted   Principal    Avg. Orig.  Pct. Full  Pct. Owner
     Balance            Loans       Balance        Balance       Coupon    Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              10       $459,399        0.19%       8.455%        594     $45,940       69.22%     92.00%      89.12%
$50,001 - $75,000           129      8,293,255        3.49        7.977         601      64,289       80.03      79.41       94.01
$75,001 - $100,000          255     22,336,533        9.41        7.519         613      87,594       81.49      73.77       95.75
$100,001 - $125,000         251     28,418,645       11.97        7.499         608     113,222       81.86      67.26       96.37
$125,001 - $150,000         221     30,307,566       12.77        7.501         615     137,138       83.09      64.21       97.70
$150,001 - $200,000         265     45,798,103       19.30        7.354         624     172,823       81.95      60.61       95.77
$200,001 - $250,000         179     40,017,772       16.86        6.993         637     223,563       82.74      45.54       98.42
$250,001 - $300,000         140     38,169,391       16.08        6.812         638     272,639       87.94      37.17       96.38
$300,001 - $350,000          62     19,809,638        8.35        6.807         660     319,510       90.40      11.05       95.28
$350,001 - $400,000          10      3,737,210        1.57        6.860         660     373,721       95.00      49.70      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511      100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                          Distribution By Current Rate


                                                Pct. Of Pool   Weighted                  Avg.      Weighted
                       Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Current Rate            Loans       Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                91    $18,396,931        7.75%       5.646%        670    $202,164       82.48%     60.09%      97.91%
6.00 - 6.49%                167     31,783,788       13.39        6.240         660     190,322       81.43      40.12       99.12
6.50 - 6.99%                250     43,722,260       18.42        6.703         645     174,889       83.59      45.92       97.43
7.00 - 7.49%                270     43,238,519       18.22        7.182         642     160,143       85.38      38.48       96.21
7.50 - 7.99%                342     50,626,972       21.33        7.690         606     148,032       84.59      57.00       96.57
8.00 - 8.49%                186     24,240,981       10.21        8.193         590     130,328       85.06      75.54       95.23
8.50 - 8.99%                174     21,074,344        8.88        8.668         580     121,117       84.96      69.74       93.20
9.00% & Above                42      4,263,716        1.80        9.187         547     101,517       79.94      91.20       91.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511      100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO


                                               Pct. Of Pool   Weighted                  Avg.      Weighted
                       Number Of    Principal  By Principal  Avg. Gross   Weighted   Principal    Avg. Orig.  Pct. Full   Pct. Owner
  FICO                  Loans        Balance     Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  50     $8,659,894       3.65%       6.692%        759    $173,198       86.00%     37.54%      92.08%
720 - 739                    26      4,840,652       2.04        6.469         729     186,179       84.35      39.09       97.50
700 - 719                    59     10,710,349       4.51        6.570         709     181,531       83.57      32.11       97.46
680 - 699                    93     17,136,224       7.22        6.644         688     184,260       85.48      30.99       93.58
660 - 679                   122     21,222,068       8.94        6.744         669     173,951       84.91      39.33       95.99
640 - 659                   190     33,153,600      13.97        7.031         649     174,493       84.65      33.80       96.01
620 - 639                   253     39,871,610      16.80        7.114         629     157,595       84.80      36.09       96.10
600 - 619                   222     34,198,738      14.41        7.241         609     154,048       85.24      60.58       98.26
580 - 599                   132     18,936,789       7.98        7.626         589     143,461       86.20      71.70       97.62
560 - 579                   117     15,554,670       6.55        7.776         570     132,946       81.62      88.63       97.08
540 - 559                   106     14,269,530       6.01        8.094         550     134,618       80.73      88.22       96.56
520 - 539                    85     10,643,565       4.48        8.259         531     125,218       77.74      90.40       98.00
500 - 519                    67      8,149,822       3.43        8.078         509     121,639       77.11     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511     100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                           Distribution By Lien Status


                                               Pct. Of Pool   Weighted                  Avg.      Weighted
                      Number Of    Principal   By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Lien                    Loans       Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien                1,522   $237,347,511     100.00%     7.228%        627     $155,944       83.96%     53.20%      96.58%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511     100.00%     7.228%        627     $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                          Distribution By Original LTV


                                               Pct. Of Pool   Weighted                  Avg.      Weighted
                      Number Of    Principal   By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Original LTV            Loans       Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               34     $3,912,406        1.65%     7.124%        574    $115,071       49.48%     63.35%      97.70%
60.01 - 70.00%               52      6,757,660        2.85      7.551         567     129,955       67.01      54.50       86.57
70.01 - 80.00%              807    120,338,019       50.70      6.982         637     149,118       79.46      48.77       96.73
80.01 - 85.00%              182     24,764,501       10.43      7.816         579     136,069       84.72      75.88       97.34
85.01 - 90.00%              223     31,118,255       13.11      7.663         617     139,544       89.70      62.44       96.65
90.01 - 95.00%              169     42,200,917       17.78      7.156         639     249,710       94.89      39.86       96.50
95.01 - 100.00%              55      8,255,753        3.48      7.567         676     150,105       99.98      77.22      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511      100.00%     7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                          Distribution By Documentation


                                               Pct. Of Pool     Weighted                  Avg.      Weighted
                       Number Of    Principal  By Principal    Avg. Gross   Weighted   Principal   Avg. Orig.  Pct. Full  Pct. Owner
Docmentation             Loans       Balance      Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                        921   $126,277,201      53.20%       7.378%        606     $137,109      83.84%    100.00%      96.18%
Limited                      13      3,809,824       1.61        7.222         636      293,063      94.84       0.00       83.94
Stated                      588    107,260,486      45.19        7.051         651      182,416      83.71       0.00       97.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511     100.00%       7.228%        627     $155,944      83.96%     53.20%      96.58%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Loan Purpose

                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal    Avg. Orig. Pct. Full   Pct. Owner
Purpose                 Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    796  $131,974,544         55.60%       7.035%        651    $165,797       84.55%     42.57%      97.18%
Cash-Out Refi               684    98,363,772         41.44        7.496         595     143,807       83.17      67.33       96.25
Refinance                    42     7,009,195          2.95        7.105         610     166,886       83.89      55.22       89.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511        100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                        Distribution By Occupancy Status

                                                Pct. Of Pool   Weighted                  Avg.      Weighted
                      Number Of    Principal    By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.  Pct. Full   Pct. Owner
Occupancy               Loans       Balance       Balance       Coupon     Avg. FICO   Balance       LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            1,465   $229,238,479       96.58%     7.217%        626    $156,477       84.04%     52.98%     100.00%
Investment                   56      7,786,509        3.28      7.553         644     139,045       81.12      62.00        0.00
Second Home                   1        322,524        0.14      7.550         682     322,524       95.00       0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511      100.00%     7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                          Distribution By Property Type

                                                Pct. Of Pool    Weighted                Avg.       Weighted
                      Number Of    Principal    By Principal   Avg. Gross  Weighted   Principal   Avg. Orig.  Pct. Full   Pct. Owner
Property Type           Loans       Balance       Balance        Coupon   Avg. FICO    Balance       LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
SFR                       1,266   $192,713,809       81.19%    7.233%        623      $152,223     83.45%      55.14%       97.02%
PUD                          95     17,296,587        7.29     7.070         637       182,069     86.03       45.15        95.51
2-4 Unit                     67     14,241,523        6.00     7.122         663       212,560     86.73       43.94        92.67
Condo                        76     10,850,387        4.57     7.532         639       142,768     86.60       42.90        95.97
Townhouse                    18      2,245,206        0.95     7.192         629       124,734     81.00       57.63        94.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522   $237,347,511      100.00%    7.228%        627      $155,944     83.96%      53.20%       96.58%
====================================================================================================================================

                              Distribution By State

                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                     Number Of    Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
State                  Loans       Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                         266    $59,471,890      25.06%       6.602%        650    $223,579       82.16%     24.43%      96.06%
FL                         380     54,114,997      22.80        7.323         624     142,408       84.30      70.01       95.97
IL                         183     28,582,623      12.04        7.599         616     156,189       85.49      61.19       97.62
MI                         115     13,775,945       5.80        7.830         602     119,791       85.45      70.58       99.60
MD                          39      6,693,112       2.82        7.299         635     171,618       79.54      42.63       97.43
NY                          19      6,321,485       2.66        7.115         634     332,710       95.00      26.91      100.00
VA                          39      6,263,387       2.64        7.449         604     160,600       79.67      70.45       98.18
NC                          53      5,298,423       2.23        7.599         616      99,970       83.11      77.20      100.00
AZ                          44      4,857,818       2.05        7.186         643     110,405       82.51      28.86      100.00
RI                          26      4,762,376       2.01        7.782         616     183,168       81.04      57.22       95.56
Other                      358     47,205,455      19.89        7.390         617     131,859       84.71      62.42       95.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,522   $237,347,511     100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code

                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal   By Principal    Avg. Gross   Weighted   Principal   Avg. Orig.  Pct. Full   Pct.Owner
Zip                     Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
94565                         6    $1,493,340          0.63%       6.282%        680    $248,890       80.00%     18.64%     100.00%
33018                         8     1,334,608          0.56        7.400         631     166,826       83.31     100.00      100.00
91761                         5     1,190,347          0.50        6.454         606     238,069       81.02      62.59      100.00
94533                         5     1,182,571          0.50        6.318         689     236,514       83.45       0.00      100.00
33055                        10     1,148,100          0.48        7.533         628     114,810       82.11      88.95      100.00
33177                         7     1,107,883          0.47        7.410         609     158,269       86.91     100.00      100.00
95209                         4       987,141          0.42        6.081         624     246,785       81.40      80.07      100.00
95823                         5       962,800          0.41        6.786         662     192,560       80.00       0.00      100.00
33183                         5       875,934          0.37        8.199         605     175,187       85.95      64.25      100.00
22193                         4       816,520          0.34        7.116         626     204,130       76.54      54.50      100.00
Other                     1,463   226,248,267         95.32        7.243         626     154,647       84.05      53.04       96.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511        100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                           Distribution By Originator

                                               Pct. Of Pool    Weighted                  Avg.      Weighted
                      Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Originator              Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
First NLC                 1,409  $203,360,222         85.68%       7.260%        624    $144,329       82.11%     57.51%      96.74%
Argent                      113    33,987,289         14.32        7.034         644     300,772       94.99      27.43       95.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511        100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity

Remaining                                      Pct. Of Pool    Weighted                  Avg.      Weighted
Months To             Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Maturity                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                 1,522  $237,347,511        100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511        100.00%       7.228%        627    $155,944       83.96%     53.20%      96.58%
====================================================================================================================================

                        Distribution By Amortization Type

                                               Pct. Of Pool    Weighted                  Avg.      Weighted
Amortization          Number Of   Principal    By Principal   Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
    Type                Loans      Balance       Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
3 Year ARM                  856  $118,161,479       49.78%       7.426%        613    $138,039       81.67%      62.11%      97.35%
2 Year ARM                  494    82,875,335       34.92        7.286         630     167,764       89.06       54.24       94.54
3 Year ARM IO               111    23,953,200       10.09        6.443         664     215,795       79.58       14.69       98.77
2 Year ARM IO                61    12,357,496        5.21        6.468         662     202,582       80.05       35.71       98.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511      100.00%       7.228%        627    $155,944       83.96%      53.20%      96.58%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Periodic Cap

                                              Pct. Of Pool     Weighted                  Avg.      Weighted
                      Number Of   Principal   By Principal    Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full  Pct. Owner
Periodic Cap            Loans      Balance      Balance         Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     1,522  $237,347,511      100.00%       7.228%        627    $155,944       83.96%      53.20%      96.58%
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511      100.00%       7.228%        627    $155,944       83.96%      53.20%      96.58%
====================================================================================================================================

                      Distribution By Months To Rate Reset

                                              Pct. Of Pool   Weighted                  Avg.      Weighted
Months To             Number Of   Principal   By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full   Pct. Owner
Rate Reset              Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
12 - 24                     555   $95,232,832       40.12%       7.180%        634    $171,591       87.89%      51.84%       95.09%
25 - 36                     967   142,114,679       59.88        7.261         622     146,965       81.32       54.12        97.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511      100.00%       7.228%        627    $155,944       83.96%      53.20%       96.58%
====================================================================================================================================

                        Distribution By Life Maximum Rate

                                              Pct. Of Pool   Weighted                  Avg.      Weighted
                      Number Of   Principal   By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full   Pct. Owner
Life Maximum Rate       Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below              134   $31,409,388       13.23%       6.038%        661    $234,398       87.65%      51.60%       97.89%
13.00 - 13.49%              183    36,421,585       15.35        6.457         659     199,025       83.08       33.11       100.00
13.50 - 13.99%              241    40,873,262       17.22        6.856         642     169,599       82.82       43.42        95.83
14.00 - 14.49%              249    36,928,857       15.56        7.233         638     148,309       83.74       42.76        95.56
14.50 - 14.99%              322    44,872,929       18.91        7.713         602     139,357       83.39       62.05        96.06
15.00 - 15.49%              181    22,686,641        9.56        8.180         590     125,341       84.17       79.54        94.91
15.50 - 15.99%              169    19,653,323        8.28        8.678         577     116,292       84.23       73.57        95.82
16.00% & Above               43     4,501,525        1.90        9.157         549     104,687       80.74       91.67        92.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511      100.00%       7.228%        627    $155,944       83.96%      53.20%       96.58%
====================================================================================================================================

                             Distribution By Margin

                                              Pct. Of Pool   Weighted                  Avg.      Weighted
                      Number Of   Principal   By Principal  Avg. Gross   Weighted   Principal   Avg. Orig.   Pct. Full   Pct. Owner
Margin                  Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                36   $11,268,755        4.75%       6.960%        653    $313,021       94.28%      35.53%       95.07%
5.00 - 5.49%                 32     6,364,820        2.68        5.463         666     198,901       79.22       69.01       100.00
5.50 - 5.99%                122    22,343,989        9.41        6.110         671     183,147       81.40       39.94        98.35
6.00 - 6.49%                299    58,297,799       24.56        6.819         643     194,976       85.87       39.54        96.96
6.50 - 6.99%                243    38,498,568       16.22        6.894         641     158,430       81.77       45.79        97.12
7.00% & Above               790   100,573,580       42.37        7.983         597     127,308       83.40       67.89        95.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                    1,522  $237,347,511      100.00%       7.228%        627    $155,944       83.96%      53.20%       96.58%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

    ---------------------------------------------------------------------
    Scheduled Principal Balance(1):                          $62,190,189
    Number of Mortgage Loans:                                        495
    Avg. Scheduled Principal Balance:                           $125,637
    Wtd. Avg. Gross Coupon:                                       7.053%
    Wtd. Avg. Net Coupon(2):                                      6.550%
    Wtd. Avg. Original FICO Score:                                   647
    Wtd. Avg. Combined Original LTV Ratio(3):                        80%
    Wtd. Avg.  Std. Remaining Term (Mo.):                            345
    Wtd. Avg.  Seasoning (Mo.):                                        2
    Wtd. Avg.  Months to Roll(4):                                    N/A
    Wtd. Avg.  Gross Margin(4):                                      N/A
    Wtd. Avg.  Initial Rate Cap(4):                                  N/A
    Wtd. Avg. Periodic Rate Cap(4):                                  N/A
    Wtd. Avg. Gross Max. Lifetime Rate(4):                           N/A
    ---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal   By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Current Principal       Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              94    $3,319,302        5.34%       9.735%        668     $35,312       92.26%      68.13%       96.99%
$50,001 - $75,000            62     3,909,764        6.29        8.716         647      63,061       79.28       62.48        90.30
$75,001 - $100,000           76     6,543,716       10.52        7.912         627      86,102       80.99       69.64        87.93
$100,001 - $125,000          65     7,352,967       11.82        7.454         630     113,123       76.18       80.23        89.25
$125,001 - $150,000          51     6,994,257       11.25        7.248         623     137,142       77.69       76.92       100.00
$150,001 - $200,000          62    10,895,230       17.52        6.569         651     175,730       78.61       77.87        98.39
$200,001 - $250,000          34     7,574,349       12.18        6.343         659     222,775       78.21       76.82        94.59
$250,001 - $300,000          26     7,167,432       11.53        6.074         651     275,670       79.88       96.21        92.80
$300,001 - $350,000          19     5,969,244        9.60        5.994         685     314,171       86.53       89.26        94.65
$350,001 - $400,000           3     1,082,979        1.74        6.509         634     360,993       86.61       66.02       100.00
400,001 & Above               3     1,380,948        2.22        6.489         641     460,316       87.64       65.31       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                          Distribution By Current Rate

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal   By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Current Rate            Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                91   $18,619,994       29.94%       5.426%        682    $204,615       75.11%      92.48%       95.51%
6.00 - 6.49%                 28     5,485,228        8.82        6.222         676     195,901       83.34       75.98       100.00
6.50 - 6.99%                 48     7,700,007       12.38        6.748         641     160,417       78.80       87.16        96.30
7.00 - 7.49%                 46     6,909,375       11.11        7.217         640     150,204       82.58       68.19        92.75
7.50 - 7.99%                 84     9,890,551       15.90        7.730         607     117,745       79.92       71.70        87.10
8.00 - 8.49%                 34     3,739,983        6.01        8.185         600     110,000       80.94       63.88        90.55
8.50 - 8.99%                 51     3,621,331        5.82        8.763         610      71,007       82.26       79.07       100.00
9.00% & Above               113     6,223,719       10.01       10.094         645      55,077       92.96       56.71        96.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal   By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
FICO                    Loans      Balance      Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  37    $4,548,837        7.31%       6.368%        764    $122,942       80.69%      80.58%       97.59%
720 - 739                    20     2,782,262        4.47        6.119         730     139,113       77.11       89.04        79.13
700 - 719                    36     4,730,496        7.61        6.900         708     131,403       83.99       70.03        88.76
680 - 699                    65     8,301,676       13.35        6.533         689     127,718       81.48       84.75        96.95
660 - 679                    57     6,070,661        9.76        7.084         669     106,503       85.60       62.91       100.00
640 - 659                    58     7,687,978       12.36        6.969         649     132,551       84.29       71.17        94.18
620 - 639                    61     7,288,520       11.72        7.227         629     119,484       80.45       73.91        92.23
600 - 619                    56     7,401,449       11.90        7.064         610     132,169       77.30       81.18        91.54
580 - 599                    33     4,389,008        7.06        7.226         590     133,000       78.85       78.42        98.43
560 - 579                    24     3,564,998        5.73        7.599         570     148,542       76.67       86.64       100.00
540 - 559                    25     2,654,350        4.27        8.346         549     106,174       75.70       89.48        95.39
520 - 539                    14     1,494,660        2.40        8.284         530     106,761       72.23       88.69        88.46
500 - 519                     9     1,275,295        2.05        8.514         511     141,699       72.69      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                           Distribution By Lien Status

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal   By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Lien Status             Loans      Balance      Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Liens                 383   $57,451,485       92.38%       6.796%        644    $150,004       78.86%      80.64%       93.94%
Second Liens                112     4,738,704        7.62       10.168         689      42,310       99.57       49.65       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                     Distribution By Combined Original LTV

                                                                                                  Weighted
                                              Pct. Of Pool    Weighted                  Avg.     Avg. Orig.
  Combined            Number Of   Principal   By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Original LTV            Loans      Balance      Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               39    $4,606,043        7.41%       6.620%        644    $118,104       51.17%      74.78%       81.65%
60.01% - 70.00%              62     9,164,954       14.74        6.443         630     147,822       66.01       75.25        92.06
70.01% - 80.00%             158    22,549,688       36.26        6.724         649     142,720       77.94       76.19        93.80
80.01% - 85.00%              31     4,389,975        7.06        7.248         620     141,612       84.30       93.48        94.20
85.01% - 90.00%              46     6,155,836        9.90        7.448         633     133,823       89.45       80.90        95.87
90.01% - 95.00%              45     9,572,238       15.39        6.716         655     212,716       94.90       90.27       100.00
95.01% - 100.00%            114     5,751,455        9.25        9.649         693      50,451      100.00       59.76       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Original LTV

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Original LTV            Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              151    $9,344,747        15.03%       8.419%        667     $61,886       75.72%      62.04%      90.95%
60.01 - 70.00%               62     9,164,954        14.74        6.443         630     147,822       66.01       75.25       92.06
70.01 - 80.00%              158    22,549,688        36.26        6.724         649     142,720       77.94       76.19       93.80
80.01 - 85.00%               31     4,389,975         7.06        7.248         620     141,612       84.30       93.48       94.20
85.01 - 90.00%               44     6,091,969         9.80        7.419         633     138,454       89.44       81.75       95.83
90.01 - 95.00%               39     9,343,009        15.02        6.650         654     239,564       94.92       91.39      100.00
95.01 - 100.00%              10     1,305,847         2.10        7.757         704     130,585      100.00       90.81      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189       100.00%       7.053%        647    $125,637       80.44%      78.28%      94.41%
===================================================================================================================================

                       Distribution By Documentation Type

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
Documentation         Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Type                    Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                        365   $48,683,518       78.28%       6.837%        645    $133,380       80.72%     100.00%       94.87%
Stated                      127    12,849,971       20.66        7.882         654     101,181       79.49        0.00        92.35
Limited                       3       656,699        1.06        6.852         652     218,900       77.96        0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                          Distribution By Loan Purpose

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Loan Purpose            Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Refi - Cash Out             288   $41,212,558       66.27%       6.812%        635    $143,099       76.85%      80.89%       92.91%
Purchase New                176    16,026,532       25.77        7.910         671      91,060       90.03       72.90        98.06
Refi - No Cash Out           31     4,951,098        7.96        6.283         668     159,713       79.29       73.98        95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                        Distribution By Occupancy Status

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Occupancy Status        Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              465   $58,710,775       94.41%       7.041%        647    $126,260       81.03%      78.67%      100.00%
Investment                   29     3,422,813        5.50        7.197         657     118,028       70.31       72.92         0.00
Second Home                   1        56,600        0.09       10.375         629      56,600       74.97        0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Property Type

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Property Type          Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
SFR                        413   $52,044,362        83.69%       7.016%        647    $126,015       79.66%      79.39%       94.94%
PUD                         33     4,068,428         6.54        7.262         652     123,286       86.13       70.76        95.41
Condo                       25     3,115,894         5.01        7.102         639     124,636       85.34       67.31        95.65
2-4 Unit                    22     2,811,176         4.52        7.395         659     127,781       81.85       79.65        81.40
Townhouse                    2       150,329         0.24        6.691         611      75,164       68.06      100.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     495   $62,190,189       100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
===================================================================================================================================

                              Distribution By State

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
State                   Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                          119   $17,906,002       28.79%       6.495%        667    $150,471       79.14%      74.64%       97.53%
FL                          156    16,383,066       26.34        7.525         631     105,020       78.47       81.19        90.23
PA                           35     4,599,703        7.40        7.003         659     131,420       80.32       70.13        97.77
IL                           34     4,031,899        6.48        7.450         628     118,585       82.68       83.14        86.30
WA                           10     1,702,987        2.74        6.783         643     170,299       80.65       88.60        84.65
CT                           10     1,503,093        2.42        7.091         638     150,309       81.22       77.13       100.00
MA                            9     1,367,756        2.20        6.471         655     151,973       70.68      100.00       100.00
TN                            8       988,247        1.59        7.695         630     123,531       85.95       56.87        79.13
HI                            7     2,395,469        3.85        6.052         656     342,210       88.45       80.00       100.00
NY                            6     1,742,598        2.80        6.365         650     290,433       88.17      100.00        85.40
Other                       101     9,569,367       15.39        7.579         640      94,746       82.60       75.06        99.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                            Distribution By Zip Code

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Zip Code                Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
96797                         3      $858,354        1.38%       5.596%        681    $286,118       88.57%     100.00%      100.00%
91331                         3       705,545        1.13        5.882         687     235,182       80.82       77.09       100.00
33013                         4       639,115        1.03        8.026         657     159,779       84.38       67.71       100.00
92882                         2       599,311        0.96        5.625         686     299,656       70.58      100.00       100.00
18301                         5       594,389        0.96        7.665         625     118,878       85.28      100.00       100.00
93905                         3       578,415        0.93        6.468         691     192,805       85.84       54.90       100.00
96706                         2       559,292        0.90        6.570         631     279,646       95.00      100.00       100.00
33186                         3       537,754        0.86        7.145         626     179,251       75.62      100.00       100.00
96761                         1       498,840        0.80        5.200         649     498,840       74.63      100.00       100.00
18360                         2       485,432        0.78        6.295         709     242,716       82.94       62.99       100.00
Other                       467    56,133,741       90.26        7.120         645     120,201       80.19       77.38        93.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution By Originator

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Originator              Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First NLC                   412    42,532,647       68.39        7.635%        639    $103,235       80.09%      70.91%       93.17%
Argent                       83    19,657,542       31.61        5.794         665     236,838       81.20       94.22        97.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity

                                                                                                 Weighted
Remaining                                      Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
Months To             Number Of   Principal   By Principal   Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Maturity                Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                      63    $3,730,693        6.00%       8.353%        643     $59,217       83.27%      80.88%       94.80%
181 - 240                    15     1,456,808        2.34        6.520         668      97,121       77.47       87.39       100.00
241 - 360                   417    57,002,687       91.66        6.981         647     136,697       80.33       77.88        94.24
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================

                          Distribution By Product Type

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Product Type            Loans      Balance      Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                       495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      495   $62,190,189      100.00%       7.053%        647    $125,637       80.44%      78.28%       94.41%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Group III Adjustable Rate Mortgage Loans

    ---------------------------------------------------------------------
    Scheduled Principal Balance(1):                         $164,904,369
    Number of Mortgage Loans:                                        717
    Avg. Scheduled Principal Balance:                           $229,992
    Wtd. Avg. Gross Coupon:                                       7.265%
    Wtd. Avg. Net Coupon(2):                                      6.762%
    Wtd. Avg. Original FICO Score:                                   625
    Wtd. Avg. Original LTV Ratio(3):                                 87%
    Wtd. Avg.  Std. Remaining Term (Mo.):                            358
    Wtd. Avg.  Seasoning (Mo.):                                        2
    Wtd. Avg.  Months to Roll(4):                                     27
    Wtd. Avg.  Gross Margin(4):                                    6.24%
    Wtd. Avg.  Initial Rate Cap(4):                                2.38%
    Wtd. Avg. Periodic Rate Cap(4):                                1.00%
    Wtd. Avg. Gross Max. Lifetime Rate(4):                        13.65%
    ---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Current Principal       Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               8      $355,451        0.22%      10.213%        593     $44,431       87.17%      87.58%       76.34%
$50,001 - $75,000            99     6,438,419        3.90        8.656         606      65,035       87.46       66.05        66.53
$75,001 - $100,000           95     8,195,680        4.97        7.827         606      86,270       89.37       74.86        84.30
$100,001 - $125,000          74     8,234,656        4.99        7.922         605     111,279       90.28       69.23        97.04
$125,001 - $150,000          61     8,430,303        5.11        8.181         594     138,202       88.22       78.84        96.76
$150,001 - $200,000          47     8,058,801        4.89        8.028         605     171,464       90.23       63.72        95.57
$200,001 - $250,000          21     4,785,461        2.90        8.369         596     227,879       89.03       61.68        95.12
$250,001 - $300,000          31     8,580,103        5.20        7.654         621     276,778       84.37       44.67        96.90
$300,001 - $350,000          68    22,408,860       13.59        7.031         644     329,542       85.53       31.07        95.43
$350,001 - $400,000         109    41,279,102       25.03        6.771         629     378,707       85.68       29.30        96.47
$400,001 & Above            104    48,137,532       29.19        6.913         634     462,861       86.66       27.97        91.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369      100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                          Distribution By Current Rate

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Current Rate            Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                53   $16,760,598       10.16%       5.645%        663    $316,238       86.42%      49.62%       97.94%
6.00 - 6.49%                 70    24,317,878       14.75        6.209         650     347,398       84.41       36.38        92.83
6.50 - 6.99%                124    34,980,067       21.21        6.745         632     282,097       87.27       27.58        95.00
7.00 - 7.49%                100    25,910,401       15.71        7.208         635     259,104       86.93       34.09        89.92
7.50 - 7.99%                113    25,624,648       15.54        7.684         607     226,767       88.15       43.03        91.18
8.00 - 8.49%                 74    12,247,600        7.43        8.184         608     165,508       88.30       38.11        87.14
8.50 - 8.99%                 53     9,697,269        5.88        8.702         587     182,967       86.39       41.20        97.17
9.00% & Above               130    15,365,907        9.32        9.642         578     118,199       86.63       79.08        95.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369      100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                                                                 Weighted
                                               Pct. Of Pool  Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Credit Score            Loans      Balance      Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  16    $4,030,653        2.44%       6.351%        756    $251,916       89.02%      36.61%       82.06%
720 - 739                    12     4,191,601        2.54        6.387         728     349,300       85.91        5.55       100.00
700 - 719                    29     7,054,875        4.28        6.603         707     243,272       84.96        9.03        93.42
680 - 699                    33     9,268,834        5.62        6.521         689     280,874       88.12       26.19        83.14
660 - 679                    48    13,347,661        8.09        6.727         668     278,076       85.87       18.43        91.65
640 - 659                    85    21,507,575       13.04        7.169         649     253,030       87.63       25.45        90.26
620 - 639                   112    31,604,944       19.17        7.081         629     282,187       87.67       35.44        92.81
600 - 619                   107    25,099,225       15.22        7.113         610     234,572       88.07       44.85        97.72
580 - 599                    99    17,978,025       10.90        7.645         589     181,596       88.51       61.68        91.17
560 - 579                    66    11,852,236        7.19        8.151         570     179,579       84.50       51.41        96.11
540 - 559                    58    10,342,297        6.27        8.214         551     178,315       84.33       70.99        97.35
520 - 539                    33     3,938,299        2.39        8.959         530     119,342       82.41       97.20        94.92
500 - 519                    19     4,688,144        2.84        8.105         509     246,744       80.79       84.73       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369      100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                           Distribution By Lien Status

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Lien Status             Loans      Balance      Balance        Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien                  717  $164,904,369      100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369      100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                          Distribution By Original LTV

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Original LTV           Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               6    $1,183,008         0.72%       7.292%        584    $197,168       47.59%      37.91%      100.00%
60.01 - 70.00%              12     4,040,910         2.45        6.671         602     336,743       66.57       31.36       100.00
70.01 - 80.00%             157    46,747,025        28.35        7.026         634     297,752       78.60       29.76        97.09
80.01 - 85.00%              79    13,541,871         8.21        7.915         578     171,416       84.56       55.68        93.10
85.01 - 90.00%             247    51,180,470        31.04        7.438         616     207,208       89.68       43.74        84.00
90.01 - 95.00%             206    46,254,689        28.05        7.121         642     224,537       94.82       43.20        98.19
95.01 - 100.00%             10     1,956,395         1.19        8.533         639     195,640       99.83      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                       Distribution By Documentation Type

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Documentation          Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated                     318   $92,073,914        55.83%       7.091%        641    $289,541       85.59%       0.00%       94.63%
Full                       382    67,487,340        40.93        7.511         602     176,668       88.06      100.00        91.21
Limited                     17     5,343,115         3.24        7.136         633     314,301       91.98        0.00        91.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Loan Purpose

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of  Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Loan Purpose           Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cash-out Refi              390   $87,859,194        53.28%       7.285%        609    $225,280       86.92%      50.02%       93.67%
Purchase                   303    72,012,156        43.67        7.207         646     237,664       86.77       29.12        92.00
Refinance                   24     5,033,018         3.05        7.739         610     209,709       85.41       51.08       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                        Distribution By Occupancy Status

                                                                                                Weighted
                                             Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                    Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Occupancy Status      Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            643  $153,582,635        93.13%       7.256%        624    $238,853       86.72%      40.08%      100.00%
Investment                 66     9,224,964         5.59        7.575         648     139,772       87.42       47.02         0.00
Second Home                 8     2,096,769         1.27        6.562         624     262,096       90.82       76.21         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                          Distribution By Property Type

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Property Type           Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
FR                          577  $132,724,578        80.49%       7.252%        623    $230,025       86.18%      41.43%     94.26%
PUD                          54    15,131,645         9.18        7.146         633     280,216       89.21       39.25      89.14
2-4 Unit                     39     9,013,333         5.47        7.687         639     231,111       88.78       29.94      88.88
Condo                        41     7,272,580         4.41        7.198         627     177,380       91.44       46.39      85.37
Manufactured Housing          5       483,757         0.29        7.106         613      96,751       76.83      100.00     100.00
Townhouse                     1       278,476         0.17        8.375         642     278,476       90.00        0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%     93.13%
====================================================================================================================================

                              Distribution By State

                                                                                                Weighted
                                             Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                    Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
State                 Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        198   $72,413,490        43.91%       6.742%        637    $365,725       85.11%      27.48%       95.55%
FL                        153    26,901,047        16.31        7.593         617     175,824       89.43       58.29        93.10
IL                         32     8,458,433         5.13        8.113         605     264,326       84.99       56.93        98.58
NY                         20     8,356,107         5.07        7.228         620     417,805       89.78       23.69        89.84
MD                         28     7,328,005         4.44        7.675         614     261,714       89.04       31.78        88.73
MI                         56     6,254,581         3.79        8.213         596     111,689       85.32       75.45        86.88
AZ                         22     2,995,693         1.82        6.542         657     136,168       88.89       61.78        88.46
OH                         30     2,839,435         1.72        7.913         616      94,648       91.60       61.07        66.37
MA                          9     2,695,361         1.63        7.302         634     299,485       81.60       30.83       100.00
TX                         20     2,420,557         1.47        7.951         604     121,028       90.15       59.32        81.15
Other                     149    24,241,658        14.70        7.751         613     162,696       87.73       50.39        92.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution By Zip Code

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Zip Code               Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
95122                        4    $1,483,625         0.90%       6.210%        625    $370,906       85.31%      27.57%      100.00%
92592                        3     1,285,592         0.78        7.115         675     428,531       93.06        0.00       100.00
95123                        3     1,277,651         0.77        5.767         670     425,884       88.68       34.44       100.00
94531                        3     1,263,241         0.77        7.003         578     421,080       81.38       39.52       100.00
94551                        3     1,184,541         0.72        6.615         587     394,847       84.46       41.91       100.00
91910                        3     1,128,746         0.68        6.529         610     376,249       84.47       33.43       100.00
94541                        3     1,123,347         0.68        7.309         638     374,449       88.60        0.00       100.00
94513                        3     1,080,836         0.66        7.051         619     360,279       81.77       34.50       100.00
94565                        3     1,078,765         0.65        6.275         666     359,588       83.28        0.00       100.00
33027                        3     1,013,702         0.61        6.807         623     337,901       84.28      100.00       100.00
Other                      686   152,984,322        92.77        7.313         625     223,009       86.90       41.75        92.60
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                           Distribution By Originator

                                                                                                 Weighted
                                              Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                     Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Originator             Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Argent                     462  $101,339,801        61.45%       7.067%        622    $219,350       90.22%      42.71%       89.55%
First NLC                  255    63,564,567        38.55        7.580         630     249,273       81.38       38.07        98.85
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity

                                                                                                  Weighted
Remaining                                      Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
Months To             Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Maturity                Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                     1       $92,670         0.06%       6.500%        620     $92,670       90.00%     100.00%        0.00%
181 - 240                   1        67,757         0.04        7.600         629      67,757       80.00      100.00       100.00
241 - 360                 715   164,743,942        99.90        7.265         625     230,411       86.81       40.87        93.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                        Distribution By Amortization Type

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
Amortization          Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
    Type                Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 Year ARM                  447   $97,052,198        58.85%       7.210%        618    $217,119       89.49%      46.59%      91.80%
2 Year ARM IO                18     6,996,586         4.24        6.636         671     388,699       79.01       21.19      100.00
3 Year ARM                  208    43,665,765        26.48        7.704         621     209,932       85.46       47.60       92.29
3 Year ARM IO                44    17,189,820        10.42        6.712         658     390,678       78.31        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%      93.13%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Periodic Cap

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Periodic Cap            Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%       93.13%
====================================================================================================================================

                      Distribution By Months To Rate Reset

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
Months To             Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Rate Reset              Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
12 - 24                     465  $104,048,784        63.10%       7.172%        621    $223,761       88.79%      44.88%      92.35%
25 - 36                     252    60,855,584        36.90        7.424         631     241,490       83.44       34.16       94.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%      93.13%
====================================================================================================================================

                        Distribution By Life Maximum Rate

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Life Maximum Rate       Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below              193   $55,603,622        33.72%       6.291%        641    $288,102       88.80%      40.72%      93.10%
13.00 - 13.49%              102    27,084,828        16.42        6.855         638     265,538       86.54       35.58       90.36
13.50 - 13.99%              121    29,043,573        17.61        7.319         621     240,030       86.49       35.35       92.21
14.00 - 14.49%               85    16,621,849        10.08        7.651         629     195,551       84.84       20.01       92.13
14.50 - 14.99%               64    13,096,060         7.94        8.130         595     204,626       85.12       50.57       97.91
15.00 - 15.49%               18     5,278,707         3.20        8.366         609     293,261       83.63       42.89       90.53
15.50 - 15.99%               12     3,993,127         2.42        8.752         608     332,761       82.53       30.98       98.39
16.00% & Above              122    14,182,601         8.60        9.672         578     116,251       86.47       81.03       96.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%      93.13%
====================================================================================================================================

                             Distribution By Margin

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Margin                  Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.999 & Below               146   $27,794,233        16.85%       7.213%        620    $190,371       89.05%      34.69%      83.00%
5.000 - 5.499                 8     3,146,805         1.91        5.433         702     393,351       79.59       39.23      100.00
5.500 - 5.999                61    20,167,192        12.23        6.611         631     330,610       84.31       23.86       97.23
6.000 - 6.499               263    61,245,875        37.14        6.958         632     232,874       89.14       43.46       91.53
6.500 - 6.999                70    21,365,767        12.96        6.990         630     305,225       85.32       38.19       99.42
7.000 % Above               169    31,184,496        18.91        8.709         601     184,524       83.61       54.58       97.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                      717  $164,904,369       100.00%       7.265%        625    $229,992       86.81%      40.93%      93.13%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group III Fixed Rate Mortgage Loans

    ---------------------------------------------------------------------
    Scheduled Principal Balance(1):                          $81,802,700
    Number of Mortgage Loans:                                        464
    Avg. Scheduled Principal Balance:                           $176,299
    Wtd. Avg. Gross Coupon:                                       6.662%
    Wtd. Avg. Net Coupon(2):                                      6.159%
    Wtd. Avg. Original FICO Score:                                   654
    Wtd. Avg. Combined Original LTV Ratio(3):                        80%
    Wtd. Avg.  Std. Remaining Term (Mo.):                            347
    Wtd. Avg.  Seasoning (Mo.):                                        2
    Wtd. Avg.  Months to Roll(4):                                    N/A
    Wtd. Avg.  Gross Margin(4):                                      N/A
    Wtd. Avg.  Initial Rate Cap(4):                                  N/A
    Wtd. Avg. Periodic Rate Cap(4):                                  N/A
    Wtd. Avg. Gross Max. Lifetime Rate(4):                           N/A
    ---------------------------------------------------------------------

(1) All percentages of mortgage loans are based on their scheduled principal balances as of the Cut-Off Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Calculated using LTV ratio with respect to first lien loans and combined LTV ratio with respect to second lien loans.

(4)   Represents the weighted average of the adjustable rate mortgage loans.


                    Distribution By Current Principal Balance

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Current Principal       Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              69    $2,189,662         2.68%      12.270%        647     $31,734       99.73%      20.82%     100.00%
$50,001 - $75,000            94     6,230,614         7.62        9.077         618      66,283       84.10       64.85       86.32
$75,001 - $100,000           83     7,135,831         8.72        8.147         616      85,974       82.27       79.92       85.20
$100,001 - $125,000          27     2,986,492         3.65        7.679         622     110,611       81.36       81.56       91.98
$125,001 - $150,000          30     4,067,026         4.97        6.974         613     135,568       82.78       80.54       89.90
$150,001 - $200,000          22     3,921,033         4.79        7.591         610     178,229       82.69       76.40       95.88
$200,001 - $250,000           7     1,606,300         1.96        6.050         611     229,471       78.80       86.52      100.00
$250,001 - $300,000           2       538,673         0.66        6.367         642     269,337       85.21      100.00      100.00
$300,001 - $350,000          22     7,519,474         9.19        6.254         650     341,794       81.18       77.62      100.00
$350,001 - $400,000          48    17,862,684        21.84        5.903         663     372,139       79.30       89.73       95.98
$400,001 & Above             60    27,744,912        33.92        5.650         687     462,415       75.38       92.18       91.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                          Distribution By Current Rate

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Current Rate            Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below               123   $43,208,623        52.82%       5.531%        680    $351,290       75.18%      93.98%      98.50%
6.00 - 6.49%                 40     9,500,256        11.61        6.200         638     237,506       77.98       79.08       90.39
6.50 - 6.99%                 50     9,110,624        11.14        6.737         632     182,212       84.66       85.69       84.26
7.00 - 7.49%                 34     3,917,374         4.79        7.224         624     115,217       83.12       85.30       73.59
7.50 - 7.99%                 44     4,930,354         6.03        7.743         595     112,053       84.35       89.68       79.69
8.00 - 8.49%                 18     1,789,569         2.19        8.236         596      99,421       83.26      100.00       88.23
8.50 - 8.99%                 17     1,676,640         2.05        8.735         553      98,626       76.12       80.68       82.46
9.00% & Above               138     7,669,260         9.38       11.722         645      55,574       97.19       18.81       98.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution By FICO

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Credit Score            Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                  23    $9,083,692        11.10%       5.556%        770    $394,943       75.13%      99.26%      94.96%
720 - 739                    16     5,037,238         6.16        5.966         729     314,827       79.53       79.64      100.00
700 - 719                    30     6,857,254         8.38        6.292         708     228,575       82.21       82.94       88.38
680 - 699                    25     6,214,101         7.60        6.210         692     248,564       73.63       73.03       90.31
660 - 679                    31     5,352,722         6.54        6.814         669     172,668       84.94       69.27       88.99
640 - 659                    89    12,408,301        15.17        7.321         652     139,419       85.15       72.83       94.20
620 - 639                    80    11,754,786        14.37        6.833         630     146,935       80.47       72.93       91.92
600 - 619                    60     9,316,628        11.39        6.952         611     155,277       80.20       90.11       90.16
580 - 599                    33     5,145,413         6.29        6.737         592     155,922       80.20       96.79       94.56
560 - 579                    26     4,465,919         5.46        6.833         569     171,766       77.19      100.00       98.48
540 - 559                    25     3,336,370         4.08        6.907         555     133,455       74.73       93.51       94.00
520 - 539                    19     2,104,973         2.57        7.535         532     110,788       72.07      100.00       95.84
500 - 519                     7       725,303         0.89        8.627         509     103,615       78.70       87.99      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                           Distribution By Lien Status

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Lien                    Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
First Lien                  335   $74,809,653        91.45%       6.168%        654    $223,312       77.94%      90.24%      92.42%
Second Lien                 129     6,993,047         8.55       11.952         654      54,210       99.15       10.96      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                      Distribution By Combined Original LTV

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
  Combined            Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Original LTV            Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00 % Below                27    $4,603,378         5.63%       6.200%        640    $170,495       47.58%      76.39%      87.29%
60.01 - 70.00%               58    13,334,604        16.30        5.883         654     229,907       65.74       90.93       96.75
70.01 - 80.00%              119    29,566,020        36.14        5.972         656     248,454       76.69       95.04       96.95
80.01 - 85.00%               32     6,256,045         7.65        6.343         646     195,501       84.67       92.64       88.50
85.01 - 90.00%               55    11,624,113        14.21        6.512         662     211,348       89.54       87.69       74.72
90.01 - 95.00%               52     9,749,264        11.92        6.824         651     187,486       94.78       80.69       99.08
95.01 - 100.00%             121     6,669,275         8.15       11.925         654      55,118       99.95       10.17      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Original LTV

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full  Pct. Owner
Original LTV            Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00 % Below               155   $11,523,492        14.09%       9.655%        649     $74,345       78.92%      37.17%      94.92%
60.01 - 70.00%               58    13,334,604        16.30        5.883         654     229,907       65.74       90.93       96.75
70.01 - 80.00%              119    29,566,020        36.14        5.972         656     248,454       76.69       95.04       96.95
80.01 - 85.00%               32     6,256,045         7.65        6.343         646     195,501       84.67       92.64       88.50
85.01 - 90.00%               55    11,624,113        14.21        6.512         662     211,348       89.54       87.69       74.72
90.01 - 95.00%               45     9,498,425        11.61        6.669         651     211,076       94.78       81.90       99.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%     93.07%
====================================================================================================================================

                          Distribution By Documentation

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Documentation           Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                        330   $68,275,417        83.46%       6.215%        653    $206,895       78.17%     100.00%      93.36%
Stated                      119     9,231,183        11.28       10.268         656      77,573       94.54        0.00       93.69
Limited                      15     4,296,100         5.25        6.029         664     286,407       73.16        0.00       87.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                          Distribution By Loan Purpose

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Purpose                 Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase New                161   $16,266,635        19.89%       8.518%        684    $101,035       89.53%      55.91%      88.77%
Refi - Cash Out             261    54,973,953        67.20        6.276         635     210,628       78.18       90.17       93.01
Refi - No Cash Out           42    10,562,112        12.91        5.816         710     251,479       72.89       91.02      100.00
------------------------------------------------------------------------------------------------------------------------------=-----
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                        Distribution By Occupancy Status

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Occupancy               Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              426   $76,134,099        93.07%       6.636%        654    $178,719       79.61%      83.73%     100.00%
Investment                   37     5,550,279         6.78        7.004         660     150,008       81.70       79.52        0.00
Second Home                   1       118,322         0.14        7.450         594     118,322       79.80      100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution By Property Type

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Property Type           Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
SFR                         405   $73,049,319        89.30%       6.587%        654    $180,369       78.64%      83.80%      93.83%
Condo                        18     3,099,203         3.79        6.678         673     172,178       88.91       84.82      100.00
PUD                          20     2,631,460         3.22        7.912         645     131,573       94.05       84.77      100.00
2-4 Unit                     13     2,456,585         3.00        7.089         651     188,968       86.25       72.12       59.44
Manufactured Housing          7       532,217         0.65        8.457         600      76,031       78.27       80.48       68.49
Townhouse                     1        33,917         0.04       12.250         677      33,917       99.97        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                              Distribution By State

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
State                   Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                          163   $41,584,358        50.83%       6.362%        672    $255,119       78.84%      77.60%      95.65%
FL                          120    13,453,471        16.45        7.260         616     112,112       81.24       94.26       93.60
NY                           15     6,336,997         7.75        6.268         662     422,466       81.38       77.16       87.73
TX                           21     2,977,370         3.64        6.627         663     141,780       72.08       90.78       92.33
PA                            7     1,765,822         2.16        6.580         623     252,260       80.37      100.00       94.57
MA                            7     1,750,595         2.14        6.196         688     250,085       84.74       91.36      100.00
CT                            7     1,672,065         2.04        6.730         622     238,866       73.26      100.00       75.22
OH                           17     1,553,652         1.90        7.494         600      91,391       89.32      100.00       76.11
AZ                           16     1,536,054         1.88        6.695         688      96,003       80.15       88.63      100.00
WA                            5     1,310,250         1.60        5.803         622     262,050       78.76      100.00      100.00
Other                        86     7,862,067         9.61        7.641         633      91,419       81.96       82.29       85.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                            Distribution By Zip Code

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Zip                     Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
93010                         3    $1,522,292         1.86%       5.527%        713    $507,431       77.25%      72.27%     100.00%
92833                         2       992,764         1.21        5.374         695     496,382       78.28      100.00      100.00
90740                         2       962,206         1.18        5.396         669     481,103       63.98      100.00      100.00
92336                         2       708,403         0.87        6.300         579     354,202       87.73      100.00      100.00
85737                         1       584,291         0.71        5.400         765     584,291       80.00      100.00      100.00
90746                         2       557,912         0.68        6.136         624     278,956       81.36      100.00      100.00
11421                         1       531,072         0.65        6.700         737     531,072       95.00      100.00      100.00
10956                         1       525,854         0.64        5.550         710     525,854       85.00      100.00      100.00
92020                         1       518,631         0.63        5.500         709     518,631       77.61      100.00      100.00
94114                         1       499,502         0.61        6.000         560     499,502       71.43      100.00      100.00
Other                       448    74,399,772        90.95        6.757         652     166,071       79.87       82.39       92.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution By Originator

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
                      Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Originator              Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Argent                      324   $71,020,395        86.82%       6.164%        655    $219,199       77.98%      91.18%      92.02%
First NLC                   140    10,782,306        13.18        9.944         648      77,016       91.42       32.62      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                  Distribution By Remaining Months To Maturity

                                                                                                  Weighted
Remaining                                      Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
Months To             Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
Maturity                Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                      57    $4,184,202         5.11%       8.189%        644     $73,407       79.31%      73.62%     100.00%
181 - 240                    16     1,445,097         1.77        7.269         618      90,319       69.48       92.85      100.00
241 - 360                   391    76,173,401        93.12        6.567         656     194,817       79.97       83.83       92.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================

                        Distribution By Amortization Type

                                                                                                  Weighted
                                               Pct. Of Pool   Weighted                  Avg.     Avg. Orig.
Amortization          Number Of   Principal    By Principal  Avg. Gross   Weighted   Principal    Combined    Pct. Full   Pct. Owner
    Type                Loans      Balance       Balance       Coupon     Avg. FICO   Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Fixed                       464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      464   $81,802,700       100.00%       6.662%        654    $176,299       79.76%      83.46%      93.07%
====================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap Schedule.(1)(2) The information in the following table has been prepared in accordance with the following assumptions (i) One-Month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage.

                         Class A-1 Available   Class A-2 Available   Class A-3 Available    Class M Available   Class B Available
Distribution Date           Funds Cap (%)         Funds Cap (%)         Funds Cap (%)         Funds Cap (%)       Funds Cap (%)
-----------------------------------------------------------------------------------------------------------------------------------
      Aug-04                   10.5575               7.8962                7.8767                7.5911              10.9708
      Sep-04                   10.0000               6.6274                6.6104                6.3652              10.4286
      Oct-04                   10.0000               6.8540                6.8357                6.5758              10.4286
      Nov-04                   10.0000               6.6388                6.6205                6.3623              10.4286
      Dec-04                   10.0000               6.8667                6.8473                6.5731              10.4286
      Jan-05                   10.0000               6.6520                6.6328                6.3599              10.4286
      Feb-05                   10.0000               6.6595                6.6398                6.3589              10.4286
      Mar-05                   10.0000               7.3818                7.3597                7.0392              10.4286
      Apr-05                   10.0000               6.6761                6.6558                6.3572              10.4286
      May-05                   10.0000               6.9083                6.8871                6.5684              10.4286
      Jun-05                   10.0000               6.6955                6.6748                6.3560              10.4286
      Jul-05                   10.0000               6.9300                6.9085                6.5674              10.4286
      Aug-05                   10.0000               6.7182                6.6974                6.3553              10.4286
      Sep-05                   10.0000               6.7306                6.7097                6.3551              10.4286
      Oct-05                   10.0000               6.9684                6.9467                6.5666              10.4286
      Nov-05                   10.0000               6.7572                6.7363                6.3545              10.4286
      Dec-05                   10.0000               6.9974                6.9757                6.5661              10.4286
      Jan-06                   10.0000               6.7868                6.7658                6.3540              10.4286
      Feb-06                   10.0000               6.8029                6.7818                6.3538              10.4286
      Mar-06                   10.0000               7.5505                7.5271                7.0342              10.4286
      Apr-06                   10.0000               6.8377                6.8165                6.3532              10.4286
      May-06                   10.0000               7.0939                7.0745                6.5709              10.4286
      Jun-06                   10.0000               7.8021                7.7678                7.1999              10.4286
      Jul-06                   10.0000               8.1186                8.0725                7.4568              10.4286
      Aug-06                   10.0000               7.8845                7.8429                7.2165              10.4286
      Sep-06                   10.0000               7.9131                7.8714                7.2155              10.4286
      Oct-06                   10.0000               8.2085                8.1652                7.4549              10.4286
      Nov-06                   10.0000               7.9792                7.9380                7.2154              10.4286
      Dec-06                   10.0000               8.6993                8.6923                7.8441              10.4286
      Jan-07                   10.0000               8.4737                8.4531                7.5957              10.4286
      Feb-07                   10.0000               8.5172                8.4972                7.5948              10.4286
      Mar-07                   10.0000               9.4817                9.4588                8.4071              10.4285
      Apr-07                   10.0000               8.6148                8.5933                7.5922              10.4286
      May-07                   10.0000               8.9636                8.9430                7.8481              10.4285
      Jun-07                   9.9999                9.7746                9.4633                8.3724              10.4285
      Jul-07                   10.3209               10.6218               10.4730               8.9507              10.4285
      Aug-07                   45.0360               45.3298               45.1903               8.6622              10.4285
      Sep-07                   12.5709               12.8650               12.7253               8.6599              10.4285
      Oct-07                   12.8638               13.1679               13.0235               8.9463              10.4210
      Nov-07                   12.3431               12.6402               12.5024               8.6581              10.4285
      Dec-07                   13.3524               13.5978               13.3503               9.4937              10.4285
      Jan-08                   12.8602               13.2015               13.0204               9.2883              10.4285
      Feb-08                   12.7583               13.1009               12.9220               9.2866              10.4285
      Mar-08                   13.5321               13.8987               13.7073               9.9242              10.4285
      Apr-08                   12.5624               12.9055               12.7264               9.2812              10.4285
      May-08                   12.9188               13.2763               13.0932               9.5905              10.4285
      Jun-08                   13.1683               13.4554               13.1768               9.8070              10.4284
      Jul-08                   13.6460               14.0496               13.8217               10.2372             10.4284
      Aug-08                   13.2024               13.5943               13.3759               9.9049              10.4284
      Sep-08                   13.1991               13.5912               13.3727               9.9017              10.4284
      Oct-08                   13.6356               14.0411               13.8152               10.2285             10.4284
      Nov-08                   13.1924               13.5859               13.3684               9.8961              10.4284



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Class A-1 Available     Class A-2 Available    Class A-3 Available     Class M Available    Class B Available
Distribution Date           Funds Cap               Funds Cap              Funds Cap              Funds Cap            Funds Cap
------------------------------------------------------------------------------------------------------------------------------------
      Dec-08                 13.8313                 14.2620                13.9349                10.3870              10.3870
      Jan-09                 13.4183                 13.9325                13.6776                10.1458              10.1458
      Feb-09                 13.4149                 13.9300                13.6762                10.1431              10.1431
      Mar-09                 14.8483                 15.4189                15.1378                11.2262              11.2262
      Apr-09                 13.4079                 13.9235                13.6696                10.1364              10.1364
      May-09                 13.8514                 14.3851                14.1239                10.4716              10.4716
      Jun-09                 13.5955                 14.1332                13.7820                10.2865              10.2865
      Jul-09                 14.0845                 14.7399                14.4396                10.7254              10.7254
      Aug-09                 13.6267                 14.2618                13.9722                10.3765              10.3765
      Sep-09                 13.6232                 14.2583                13.9687                10.3730              10.3730
      Oct-09                 14.0737                 14.7301                14.4308                10.7151              10.7151
      Nov-09                 13.6162                 14.2515                13.9618                10.3659              10.3659
      Dec-09                 14.0669                 14.7242                14.4241                10.7084              10.7084
      Jan-10                 13.6097                 14.2458                13.9554                10.3594              10.3594
      Feb-10                 13.6062                 14.2425                13.9520                10.3559              10.3559
      Mar-10                 15.0602                 15.7648                15.4431                11.4616              11.4616
      Apr-10                 13.5993                 14.2358                13.9452                10.3489              10.3489
      May-10                 14.0491                 14.7069                14.4066                10.6903              10.6903
      Jun-10                 13.5925                 14.2292                13.9385                10.3419              10.3419
      Jul-10                 14.0421                 14.7002                14.3997                10.6830              10.6830
      Aug-10                 13.5858                 14.2227                13.9319                10.3349              10.3349
      Sep-10                 13.5824                 14.2195                13.9287                10.3315              10.3315
      Oct-10                 14.0317                 14.6902                14.3896                10.6723              10.6723
      Nov-10                 13.5758                 14.2131                13.9222                10.3245              10.3245
      Dec-10                 14.0249                 14.6836                14.3829                10.6651              10.6651
      Jan-11                 13.5692                 14.2068                13.9158                10.3176              10.3176
      Feb-11                 13.5660                 14.2036                13.9126                10.3142              10.3142
      Mar-11                 15.0159                 15.7220                15.3998                11.4155              11.4155
      Apr-11                 13.5596                 14.1974                13.9063                10.3073              10.3073
      May-11                 12.9213                 13.5805                13.2797                10.6474              10.6474
      Jun-11                 11.2127                 11.8508                11.5597                10.3005              10.3005
      Jul-11                 11.5931                 12.2526                11.9518                10.6403              10.6403
      Aug-11                 11.2259                 11.8642                11.5730                10.2937              10.2937
      Sep-11                 11.2329                 11.8713                11.5801                10.2903              10.2903
      Oct-11                 11.6149                 12.2747                11.9738                10.6298              10.6298
      Nov-11                 11.2162                 11.8549                11.5637                10.2835              10.2835
      Dec-11                 11.5996                 12.2597                11.9587                10.6228              10.6228
      Jan-12                 11.2349                 11.8738                11.5826                10.2768              10.2768
      Feb-12                 11.2448                 11.8838                11.5926                10.2734              10.2734
      Mar-12                 12.0312                 12.7145                12.4031                10.9783              10.9784
      Apr-12                 11.2657                 11.9050                11.6137                10.2667              10.2667
      May-12                 11.6527                 12.3134                12.0124                10.6055              10.6055
      Jun-12                 11.2883                 11.9279                11.6366                10.2601              10.2601
      Jul-12                 11.6770                 12.3379                12.0370                10.5986              10.5986
      Aug-12                 11.3127                 11.9525                11.6612                10.2534              10.2534
      Sep-12                 11.3255                 11.9655                11.6742                10.2501              10.2501
      Oct-12                 11.7168                 12.3782                12.0772                10.5884              10.5884
      Nov-12                 11.3527                 11.9929                11.7016                10.2435              10.2435
      Dec-12                 11.7459                 12.4076                12.1066                10.5816              10.5816
      Jan-13                 11.3819                 12.0223                11.7311                10.2370              10.2370
      Feb-13                 11.3972                 12.0378                11.7466                10.2337              10.2337
      Mar-13                 12.6360                 13.3453                13.0229                11.3266              11.3266



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Class A-1 Available  Class A-2 Available   Class A-3 Available  Class M Available   Class B Available
 Distribution Date      Funds Cap (%)        Funds Cap (%)         Funds Cap (%)       Funds Cap (%)       Funds Cap (%)
----------------------------------------------------------------------------------------------------------------------------
       Apr-13              11.4296              12.0704               11.7793             10.2272             10.2272
       May-13              11.8282              12.4905               12.1897             10.5648             10.5648
       Jun-13              11.4643              12.1054               11.8143             10.2208             10.2208
       Jul-13              11.8653              12.5279               12.2271             10.5581             10.5581
       Aug-13              11.5122              12.1535               11.8624             10.2143             10.2143
       Sep-13              11.5527              12.1941               11.9031             10.2111             10.2111
       Oct-13              11.9809              12.6439               12.3432             10.5482             10.5482
       Nov-13              11.6374              12.2791               11.9881             10.2047             10.2047
       Dec-13              12.0710              12.7343               12.4337             10.5416             10.5416
       Jan-14              11.7273              12.3692               12.0783             10.1984             10.1984
       Feb-14              11.7742              12.4163               12.1255             10.1952             10.1952
       Mar-14              13.0893              13.8004               13.4784             11.2841             11.2841
       Apr-14              11.8724              12.5148               12.2240             10.1889             10.1889
       May-14              12.3212              12.9851               12.6847             10.5253             10.5253
       Jun-14              11.9765              12.6192               12.3285             10.1827             10.1827
       Jul-14              12.4320              13.0962               12.7959             10.5189             10.5189
       Aug-14              12.0870              12.7299               12.4394             10.1765             10.1765
       Sep-14              12.1447              12.7877               12.4972             10.1734             10.1734
       Oct-14              12.6109              13.2755               12.9754             10.5093             10.5093
       Nov-14              12.2652              12.9086               12.6182             10.1672             10.1672
       Dec-14              12.7391              13.4041               13.1041             10.5030             10.5030
       Jan-15              12.3930              13.0366               12.7464             10.1611             10.1611
       Feb-15              12.4597              13.1035               12.8134             10.1581             10.1581
       Mar-15              13.8708              14.5837               14.2625             11.2431             11.2431
       Apr-15              12.5992              13.2433               12.9532             10.1520             10.1521
       May-15              13.0944              13.7601               13.4605             10.4873                -
       Jun-15              12.7470              13.3914               13.1015             10.1460                -
       Jul-15              13.2516              13.9176               13.6182             10.4811                -
       Aug-15              12.9036              13.5483               13.2586             10.1400                -
       Sep-15              12.9854              13.6302               13.3406             10.1371                -
       Oct-15              13.5052              14.1717               13.8725             10.4719                -
       Nov-15              13.1562              13.8014               13.5119             10.1312                -
       Dec-15              13.6870              14.3538               14.0547             10.4658                -
       Jan-16              13.3373              13.9827               13.6934             10.1253                -
       Feb-16              13.4318              14.0774               13.7882             10.1224                -
       Mar-16              14.4621              15.1524               14.8434             10.8174                -
       Apr-16              13.6292              14.2751               13.9862             10.1166                -
       May-16              14.1900              14.8577               14.5591             10.4508                -
       Jun-16              13.8384              14.4847               14.1959             10.1109                -
       Jul-16              14.4125              15.0805               14.7822             10.4449                -
       Aug-16              14.0600              14.7066               14.4180             10.1052                -
       Sep-16              14.1757              14.8225               14.5340             10.1023                -
       Oct-16              14.7713              15.4398               15.1419             10.4362                -
       Nov-16              14.4175              15.0645               14.7763             10.0967                -
       Dec-16              15.0284              15.6973               15.3995             10.4304                -
       Jan-17              14.6735              15.3210               15.0330             10.0911                -
       Feb-17              14.8072              15.4549               15.1670             10.0884                -
       Mar-17              16.5461              17.2633               16.9447             11.1662                -
       Apr-17              15.0865              15.7345               15.4469             10.0828                -
       May-17              15.7401              16.4098               16.1128             10.4161                -
       Jun-17              15.3825              16.0308               15.7434             10.0774                -
       Jul-17              16.0549              16.7250               16.4282             10.4105                -



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    Class A-1 Available  Class A-2 Available       Class A-3 Available   Class M Available Funds   Class B Available
 Distribution Date     Funds Cap (%)        Funds Cap (%)             Funds Cap (%)              Cap (%)             Funds Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
      Aug-17              15.6960              16.3447                   16.0576                 10.0720                   -
      Sep-17              15.8598              16.5086                   16.2217                 10.0693                   -
      Oct-17              16.5626              17.2333                   16.9369                 10.4022                   -
      Nov-17              16.2018              16.8511                   16.5644                 10.0640                   -
      Dec-17              16.9265              17.5975                   17.3014                 10.3967                   -
      Jan-18              16.5643              17.2139                   16.9275                 10.0587                   -
      Feb-18              16.7536              17.4034                   17.1171                 10.0561                   -
      Mar-18              18.7644              19.4840                   19.1672                 11.1308                   -
      Apr-18              17.2332              17.8834                   17.5974                    -                      -
      May-18              18.1945              18.8666                   18.5713                    -                      -
      Jun-18              18.0104              18.6609                   18.3753                    -                      -
      Jul-18              19.0594              19.7319                   19.4369                    -                      -
      Aug-18              18.9139              19.5649                   19.2796                    -                      -
      Sep-18              19.4226              20.0737                   19.7886                    -                      -
      Oct-18              20.6412              21.3143                   21.0198                    -                      -
      Nov-18              20.5782              21.2297                   20.9449                    -                      -
      Dec-18              21.9456              22.6191                   22.3250                    -                      -
      Jan-19              21.9620              22.6140                   22.3295                    -                      -
      Feb-19              22.7608              23.4131                   23.1287                    -                      -
      Mar-19              26.1793              26.9017                   26.5871                    -                      -
      Apr-19              24.6314              25.2839                   25.0001                    -                      -
      May-19              26.5977                 -                      26.9791                    -                      -
      Jun-19              27.0742                 -                      27.4437                    -                      -
      Jul-19              29.5521                 -                      29.9214                    -                      -
      Aug-19              30.2509                 -                      30.6062                    -                      -
      Sep-19              32.1451                 -                      32.5006                    -                      -
      Oct-19              35.5064                 -                      35.8742                    -                      -
      Nov-19              36.9871                 -                      37.3434                    -                      -
      Dec-19              41.4856                 -                      41.8541                    -                      -
      Jan-20              44.0212                 -                      44.3783                    -                      -
      Feb-20              48.8791                 -                      49.2365                    -                      -
      Mar-20              58.9504                 -                      59.3329                    -                      -
      Apr-20              63.5395                 -                      63.8977                    -                      -
      May-20              77.8619                 -                      78.2324                    -                      -
      Jun-20              93.1923                 -                      93.5514                    -                      -
      Jul-20             127.3611                 -                     127.7325                    -                      -
      Aug-20             184.5763                 -                     184.9361                    -                      -
      Sep-20             471.8888                 -                     472.2491                    -                      -

                    Notes:
                    (1) Annualized coupon based on total interest paid to the
                        certificates including accrued certificate interest, unpaid interest amounts and basis risk carry forward amount divided by current certificate balance
                    (2) Includes proceeds received from the cap



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Basis Risk Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class A, Class M and Class B Certificates in the manner described herein. The Basis Risk Interest Rate Cap will have an initial notional amount of $285,467,000 and a term of 35 months and a strike rate of 1-month LIBOR, as shown below, effective up to 1-month LIBOR equal to 9.62%.

The Basis Risk Interest Rate Cap Schedule
-----------------------------------------


Distribution Period     Notional Balance
      (months)                ($)              Strike Rate (%)
-------------------     ----------------     ------------------
                 1        285,467,000                6.86689
                 2        277,649,642                6.17020
                 3        269,873,813                6.39400
                 4        262,137,112                6.18122
                 5        254,437,736                6.40634
                 6        246,774,530                6.19416
                 7        239,146,971                6.20145
                 8        231,555,156                6.91534
                 9        223,999,782                6.21787
                10        216,482,124                6.44735
                11        209,004,012                6.23711
                12        201,567,805                6.46885
                13        194,176,356                6.25963
                14        186,981,158                6.27193
                15        179,977,015                6.50702
                16        173,158,867                6.29848
                17        166,521,790                6.53591
                18        160,060,989                6.32794
                19        153,771,795                6.34391
                20        147,649,664                7.08300
                21        141,690,171                6.37862
                22        135,889,010                6.62596
                23        130,241,986                7.41987
                24        124,772,919                7.71803
                25        119,448,489                7.48317
                26        114,264,880                7.51153
                27        109,218,379                7.80588
                28        104,305,371                7.57510
                29         99,522,335                8.35622
                30         94,875,292                8.11888
                31         90,350,980                8.16215
                32         85,946,166                9.12868
                33         81,657,704                8.25854
                34         77,482,530                8.60586
                35         73,417,661                9.39475
                36                  0                      0



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix B
----------

This transaction will contain a one-month LIBOR interest rate cap agreement (the "Class B Interest Rate Cap") available only to pay Basis Risk Carry Forward Amounts on the Class B-1, B-2, and B-3 Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $31,750,000 and a term of 52 months and a strike rate of 1-month LIBOR, as shown below, effective up to 1-month LIBOR equal to 8.00%. The Class B Interest Rate Cap Schedule


    Distribution Period     Notional                             Distribution Period     Notional
          (months)         Balance ($)     Strike Rate (%)             (months)         Balance ($)     Strike Rate (%)
-----------------------------------------------------------------------------------------------------------------------
              1            31,750,000         4.62029                     36            31,750,000           6.52220
              2            31,750,000         3.93656                     37            31,750,000           6.23368
              3            31,750,000         4.14720                     38            31,750,000           6.23142
              4            31,750,000         3.93371                     39            23,858,771           6.51775
              5            31,750,000         4.14448                     40            22,718,245           6.22961
              6            31,750,000         3.93129                     41            22,113,939           7.06520
              7            31,750,000         3.93026                     42            21,526,690           6.85983
              8            31,750,000         4.61056                     43            20,955,081           6.85816
              9            31,750,000         3.92856                     44            20,398,567           7.49570
             10            31,750,000         4.13978                     45            19,856,749           6.85269
             11            31,750,000         3.92737                     46            19,329,239           7.16202
             12            31,750,000         4.13883                     47            18,815,665           7.37862
             13            31,750,000         3.92672                     48            18,316,454           7.80882
             14            31,750,000         3.92646                     49            17,830,510           7.47646
             15            31,750,000         4.13803                     50            17,357,385           7.47328
             16            31,750,000         3.92594                     51            16,896,740           7.80005
             17            31,750,000         4.13749                     52            16,448,249           7.46765
             18            31,750,000         3.92542                     53                     0           0.00000
             19            31,750,000         3.92517
             20            31,750,000         4.60564
             21            31,750,000         3.92465
             22            31,750,000         4.14235
             23            31,750,000         4.77131
             24            31,750,000         5.02825
             25            31,750,000         4.78787
             26            31,750,000         4.78686
             27            31,750,000         5.02633
             28            31,750,000         4.78683
             29            31,750,000         5.41556
             30            31,750,000         5.16714
             31            31,750,000         5.16625
             32            31,750,000         5.97857
             33            31,750,000         5.16369
             34            31,750,000         5.41957
             35            31,750,000         5.94394



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     FOR ADDITIONAL INFORMATION PLEASE CALL:


--------------------------------------------------------------------------------
                                     Goldman
--------------------------------------------------------------------------------

     Mortgage Finance
     ----------------
     Michelle Gill                                    (212) 357-8721

     Structuring
     -----------
     Jonathan Heagle                                  (212) 902-1692

     Trading
     -------
     Kevin Gasvoda                                    (212) 902-8768
     Dariush Pouraghabagher                           (212) 902-2131
     Justin Mahoney                                   (212) 357-5295

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

     Moody's
     -------
     Dhruv Mohinra                                    (212) 553-4143

     Standard & Poor's
     -----------------
     Linda Wu                                         (212) 438-1567
--------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.